R&W LLP DRAFT 8/17/99

                    As filed with the Securities and Exchange
                          Commission on August 18, 1999

                            Registration No. 33-____


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                                      1933

       [ ] Pre-Effective Amendment No. [X] Post-Effective Amendment No. 1

               ORBITEX GROUP OF FUNDS
 (Exact Name of Registrant as specified in Charter)

                   410 Park Avenue
              New York, New York 10022
      (Address of Principal Executive Offices)
                   (888) - ORBITEX
          (Area Code and Telephone Number)


                               Mr. James L. Nelson
                             Orbitex Group of Funds
                                 410 Park Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)


                     copies to:

Leonard B. Mackey, Jr., Esq.              M. Fyzul Khan, Esq
Rogers & Wells LLP                        Orbitex Management, Inc.
200 Park Avenue                           410 Park Avenue
New York, New York 10166                  New York, New York 10022       .

Thomas R. Westle, Esq
Spitzer & Feldman P.C
405 Park Avenue
New York, New York 10022

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Approximate date of proposed public offering:  As soon as practicable  after the effective date of this Registration Statement.

Title of Securities Being Registered: Orbitex Growth Fund Class A Shares of beneficial interest, no par value.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith.








            FORM N-14 CROSS REFERENCE SHEET
                Pursuant to Rule 481(a)

      Part A Item No. and Caption         Prospectus/Proxy Statement Caption

Item 1. Beginning of Registration         Cover Page; Cross Reference Sheet
        Statement and Outside Front
        Cover Page of Prospectus
Item 2. Beginning    and    Outside       Table of Contents
        Back Cover Page of Prospectus
Item 3. Synopsis Information and          Synopsis; Risk Factors; Introduction;
        Risk Factors                      Comparative   Investment Policies
                                          and Styles
Item 4. Information About the             Synopsis; Reasons for the
        Transaction                       Reorganization; Procedures    for  the
                                          Reorganization;  Certain Comparative
                                          Information About Maryland  funds  and
                                          Delaware funds; Required Vote; Annex-A
                                          (Reorganization Agreement
Item 5. Information About the             Cover  Page;   Synopsis; Reasons for
        Registrant                        the Reorganization; Comparative
                                          Investment Policies   and   Styles;
                                          The  Orbitex   Group  of Funds;
                                          Description  of the    Orbitex
                                          Growth Fund Agreement
Item 6. Information About the             Cover Page; Synopsis; Reasons for the
        Company Being Acquired            Reorganization; Comparative Investment
                                          Policies   and   Styles; Certain
                                          Comparative Information About Maryland
                                          funds and Delaware funds;
                                          Recommendation   of  the ADGVF Board
                                          of  Directors
Item 7. Voting Information                Synopsis; Reasons for the
                                          Reorganization; Required Vote;
                                          Recommendation   of  the ADGVF  Board
                                          of  Directors
Item 8. Interest of Certain               Security   Ownership  of Certain
        Persons and Experts               Beneficial Owners

Item 9. Additional Information            Not Applicable
        Required for Re-offering By
        Persons Deemed to be
        Underwriters

                                        Statement of Additional
      Part B Item No. and Caption         Information Caption

Item 10. Cover Page                       Cover Page
Item 11. Table of Contents                Financial Statements
                                          of  the  Registrant  and
                                          the    Company     being
                                          acquired,      including
                                          the     Statements    of
                                          Additional   Information
                                          contained  therein,  are
                                          incorporated  herein  by
                                          reference.
Item 12. Additional Information           Financial Statements of the
                                          Registrant and About the Registrant
                                          the    Company     being acquired,
                                          including the     Statements    of
                                          Additional   Information
                                          contained  therein,  are
                                          incorporated  herein  by
                                          reference.
Item 13. Additional Information           Financial Statements of the Registrant
         About the Company Being          and the    Company    being acquired,
         Acquired                         including the     Statements    of
                                          Additional   Information contained
                                          therein,  are incorporated  herein  by
                                          reference.
Item 14. Financial Statements             Financial     Statements of  the
                                          Registrant  and the    Company   being
                                          acquired, including the     Statements
                                          of  Additional   Information contained
                                          therein,  are incorporated  herein  by
                                          reference.

      Part C Item No. and Caption         Other Information Caption

Item 15. Indemnification                  Indemnification:  Incorporated   by
                                          reference   to   part  A caption
                                          "Certain Comparative Information About
                                          Maryland    funds    and Delaware
                                          funds - Liability  of  Directors
                                          in     Maryland      and
                                          Trustees in Delaware"
Item 16. Exhibits                         Exhibits
Item 17. Undertakings                     Undertakings







            AMERICAN DIVERSIFIED FUNDS, INC.
         AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                    410 Park Avenue
                New York, New York 10022
                                         August-18, 1999
Dear Stockholder:

A  special   meeting   of   stockholders   of   American
Diversified  Global  Value Fund  ("ADGVF")  will be held
at  the   principal   executive   offices   of   Orbitex
Management,     Inc.    ("Orbitex     Management")    on
September 10,  1999, at 12:00 p.m. local time (including
any  adjustment or  postponement  thereof,  the "Special
Meeting").   ADGVF  is  the  only   active   series   of
American  Diversified Funds, Inc.  ("ADFI"),  a Maryland
corporation.   Formal  notice  of  the  Special  Meeting
appears on the next page and is followed by the Prospectus/Proxy Statement.

In    the    attached    Prospectus/Proxy     Statement,
stockholders  of ADGVF are being  requested  to consider
and  approve  the  proposed  business  combination  (the
"Reorganization")  of  ADGVF  with  the  Orbitex  Growth
Fund,  a separate  series of Orbitex  Group of Funds,  a
business  trust  organized  under  the laws of the State
of  Delaware,  pursuant  to an  Agreement  and  Plan  of
Reorganization,   dated  as  of  July-8,  1999,  by  and
between  ADFI and the  Orbitex  Group of Funds,  whereby
ADGVF  would,  in  exchange  for  shares of the  Orbitex
Growth  Fund,  sell,  transfer and assign to the Orbitex
Growth   Fund,   and  the  Orbitex   Growth  Fund  would
purchase  from ADGVF,  certain of the assets and certain
of   the   liabilities   of   ADGVF.    The   investment
objectives   and  policies  of  ADGVF  and  the  Orbitex
Growth  Fund  are  similar  but  not  identical.   ADGVF
employs  a   value-oriented   strategy   for   selecting
investments  with a  secondary  focus on growth  stocks;
and the Orbitex  Growth Fund  employs a  growth-oriented
strategy  for  selecting  investments  with a  secondary
focus  on value  stocks.  In other  words,  the  Orbitex
Management  employs  measures of intrinsic  value,  such
as the  company's  price-to-earnings  ratio,  historical
trends  and  cash  flows  to  select   investments   for
Orbitex   Growth  Fund.   Unlike  ADGVF,   however,   in
addition to limiting its  investment to securities  that
meet  traditional  value  investing  criteria,   Orbitex
Growth  Fund  places  a  greater   emphasis  on  seeking
companies  that the  Orbitex  Management  believes  will
experience  earnings  and cash flow growth.  Also,  even
though the Orbitex  Growth Fund is  permitted  to invest
in the  securities  of  foreign  issuers,  it  typically
does not do so to the same  extent  that the ADGVF  Fund
has  historically  been  permitted  to do. In  addition,
Orbitex  Growth Fund does not seek current  income,  and
consequently  does not  invest any  significant  portion
of its assets in debt  securities.  The dollar  value of
each  ADGVF  stockholder's   account  with  the  Orbitex
Growth Fund immediately  after the  Reorganization  will
be the same as the  dollar  value of such  stockholder's
account    with    ADGVF    immediately    before    the
Reorganization.   The   Reorganization  is  intended  to
qualify as a tax-free reorganization.

Orbitex Management,  a New York corporation,  has served
as the  investment  adviser to ADGVF  since May 7, 1999,
pursuant  to  an  investment   advisory  agreement  (the
"Orbitex   Agreement"),   dated  May-5,   1999,  between
Orbitex   Management  and  ADGVF  and  approved  by  the
Board of  Directors  of ADFI  (the  "Board").  The Board
made   this   appointment   after  it   terminated   the
engagement  of American  Diversified  Asset  Management,
Inc.  ("ADAM")  and Ladas &  Hulings,  Inc.  as  ADGVF's
investment   adviser  and   sub-adviser,   respectively,
following  notice  from ADAM of its  insolvency  and the
insolvency  of its parent  company.  The  Reorganization
is  designed  to  permit  the  stockholders  of ADGVF to
merge into the  Orbitex  Growth  Fund and become part of
the   Orbitex   Group  of  Funds,   for  which   Orbitex
Management  also serves as investment  adviser.  As part
of  the  Orbitex  Group  of  Funds,  ADGVF  through  its
merger  into the  Orbitex  Growth  Fund  would  have the
benefits   of   certain   economies   with   respect  to
administrative expenses and of being marketed together with the other funds in the Orbitex Group of Funds.

Orbitex   Management   has   agreed   that  if   ADGVF's
stockholders  fail to approve the  Reorganization by the
requisite   vote,   it  will   continue   to   serve  as
investment  adviser to ADGVF for a reasonable  period of
time  without  fees  until  a  replacement   adviser  is
selected  or  until  ADGVF  is  liquidated.   The  Board
believes that in such a case the prospects of finding a replacement adviser would be minimal.

After careful  consideration,  the Board has unanimously
approved  the  Reorganization  and  recommends  that you
read the  enclosed  materials  carefully  and then  vote
"FOR"  the  Reorganization.  It is  important  that  you
sign and  return  your proxy card  because  approval  of
the   Reorganization   requires  a  minimum   number  of
affirmative votes.

While  the  Board  recommends  that you vote  "FOR"  the
Reorganization  and become a shareholder  of the Orbitex
Growth  Fund,  you also  have the  option  of  redeeming
your   shares   in  AGDVF  at  any   time   before   the
Reorganization becomes effective.

You  are   cordially   invited  to  attend  the  Special
Meeting.  If you do not  expect  to attend  the  Special
Meeting, the Board requests that you vote by taking a moment to sign and return your proxy cards in the enclosed postage paid return envelope. You may also vote by telephone at 1-800-690-6903 or through the internet at www.proxyvote.com by following the simple instructions on the Proxy card provided. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.
                                          Sincerely,

                                          James B. Rea, Jr.,
                                          President



         AMERICAN DIVERSIFIED GLOBAL VALUE FUND
              c/o ORBITEX Management, Inc.
                    410 Park Avenue
                New York, New York 10022
                     (888) ORBITEX

       NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
            To be held on September 10, 1999
___________________________________________________________

      To  the   stockholders  of  American   Diversified
Global Value Fund:

      NOTICE IS HEREBY  GIVEN that a special  meeting of
stockholders     (including    any     adjournment    or
postponement   thereof,   the   "Special   Meeting")  of
American Diversified Global Value Fund ("ADGVF"), a series of American Diversified Funds, Inc. ("ADFI"), a
Maryland corporation, will be held at the principal executive offices of Orbitex Management at 410 Park
Avenue,  New  York,  New  York  10022  on  September 10,
1999, at 12:00 p.m., local time, for the following purposes:

I.    To  consider  and approve  the  proposed  business
      combination (the  "Reorganization")  of ADGVF with
      the  Orbitex  Growth  Fund  ("OGF"),   a  separate
      series of the Orbitex  Group of Funds,  a business
      trust  organized  under  the laws of the  State of
      Delaware,  pursuant  to an  Agreement  and Plan of
      Reorganization,  dated as of July 8,  1999, by and
      between  ADFI  and the  Orbitex  Group  of  Funds,
      whereby  ADGVF would sell,  transfer and assign to
      the Orbitex  Group of Funds  certain of the assets
      ADGVF,  in exchange  for which the  Orbitex  Group
      of Funds would assume  certain of the  liabilities
      of ADGVF  and  deliver  to  ADGVF no par,  Class A
      Shares of OGF having an  aggregate  value equal to
      the  aggregate  value  of  the  shares  of  common
      stock,   par  value  $1.00  per  share,  of  ADGVF
      outstanding (the "ADGVF Common Stock") as of the Closing Date.

II.   To  transact  any other  business,  not  currently
      contemplated,  that may  properly  come before the
      Special   Meeting,   in  the   discretion  of  the
      proxies or their substitutes.

      ADGVF's stockholders of record as of the close of business on July 8, 1999, (the "Record Date") are entitled to notice of, and to vote at, the Special
Meeting  or  any  adjournment  thereof.  On  the  Record
Date, 476,162.328 shares of ADGVF Common Stock were issued and outstanding and entitled to vote.

      A  copy  of  the   Reorganization   Agreement   is
attached    as     Appendix A     to    the     attached
Prospectus/Proxy Statement and forms a part of such Prospectus/Proxy Statement.

      The   board   has    unanimously    approved   the
reorganization   as  being  in  the  best   interest  of
ADGVF's  stockholders and unanimously  recommends a vote
"FOR" the reorganization.

      Stockholders  are  encouraged  to vote promptly by
executing  and  returning in the  enclosed  envelope the
accompanying  proxy.   Stockholders  may  also  vote  by
telephone or through the internet by following the simple instructions on the proxy card provided. Your vote is important for the purpose of ensuring a quorum at the Special Meeting. Any proxy may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to ADGVF at any time before the proxy is exercised or by voting in person at the Special Meeting.

                  BY THE ORDER OF THE BOARD OF DIRECTORS

                  Secretary
                  M. Fyzul Khan

August 18, 1999







                 _____________________

               PROSPECTUS/PROXY STATEMENT
                 _____________________

                 ORBITEX GROUP OF FUNDS
                    410 Park Avenue
                New York, New York 10022
                     (888)-ORBITEX

         AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                    410 Park Avenue
                New York, New York 10022
                     (800)-348-5032

                 _____________________

      This Prospectus/Proxy  Statement,  dated August 9,
1999,  is  being   furnished  in  connection   with  the
solicitation  of proxies by the Board of Directors  (the
"Board") of American  Diversified  Funds,  Inc. ("ADFI")
for use at a  special  meeting  of the  stockholders  of
American  Diversified  Global Value Fund ("ADGVF") to be
held  in   connection   with   the   proposed   business
combination  (the  "Reorganization")  of ADGVF  with the
Orbitex Growth Fund ("OGF" or Orbitex  Growth Fund"),  a
separate  series  of  the  Orbitex  Group  of  Funds,  a
business  trust  organized  under  the laws of the State
of  Delaware  (the  "Orbitex  Group of  Funds"),  at the
principal   executive  offices  of  Orbitex  Management,
Inc.  ("Orbitex  Management") on September 10,  1999, at
12:00 p.m.,  local time  (including  any  adjournment or
postponement  thereof,  the  "Special  Meeting").  It is
expected   that  the  Notice  of   Special   Meeting  of
Stockholders,  this  Prospectus/Proxy  Statement and the
accompanying   materials   will   first  be   mailed  to
stockholders on or about August 19, 1999.

      In  connection   with  the   Reorganization,   you
should note that:

          The holders of  outstanding  shares of ADGVF's
         common  stock,   including   fractional  shares
         ("ADGVF   Common   Stock"),   will   receive  a
         proportionate  number  of  Class A  Shares  (or
         fractions   thereof)  of  OGF,   based  on  the
         relative net asset values per share of each of ADGVF and OGF as of the Closing Date;

          ADGVF  employs a  value-oriented  strategy for
         selecting  investments  with a secondary  focus
         on  growth  stocks;  and  Orbitex  Growth  Fund
         employs   a   growth-oriented    strategy   for
         selecting  investments  with a secondary  focus
         on  value  stocks.  In  other  words,   Orbitex
         Management   employs   measures  of   intrinsic
         value,      such      as     the      company's
         price-to-earnings   ratio,   historical  trends
         and  cash  flows  to  select   investments  for
         OGF.  Unlike  ADGVF,  however,  in  addition to
         limiting  its  investment  to  securities  that
         meet  traditional  value  investing   criteria,
         OGF  places  a  greater   emphasis  on  seeking
         companies  that  Orbitex  Management   believes
         will   experience   earnings   and  cash   flow
         growth.   Also,   even  though  Orbitex  Growth
         Fund is permitted to invest in the securities of foreign issuers, it typically does not do so to the same extent that ADGVF Fund has historically done. In addition, OGF does not seek current income, and consequently does not invest any significant portion of its assets in debt securities; and

          Orbitex Management is the investment adviser to OGF.

      A   representative   of  Tait,   Weller  &  Baker,
independent accountants to ADGVF, will be available for the Special Meeting.

      The Board of  Directors  of  American  Diversified
Funds, Inc. unanimously recommends that you vote "FOR" the reorganization described in the Notice of Special
Meeting of Stockholders.

      This   Prospectus/Proxy   Statement  provides  you
with   detailed    information    about   the   proposed
Reorganization that a prospective investor ought to know before voting. We encourage you to read this entire document carefully and retain it for future reference.

      The following documents are incorporated herein in their entirety by reference.

      1.    The  Current   Prospectus  of  ADGVF,  dated
July 31, 1998, as supplemented May 7, 1999, which may be obtained without charge by writing to ADGVF, c/o
PFPC, Inc.  ("PFPC"),  400 Bellevue Parkway,  Suite 108,
Wilmington, DE 19809, or by calling 1-800-348-5032.

      2. The Annual Report of ADGVF for the fiscal year ended March 31, 1999, which may be obtained without charge by writing or calling PFPC at the address or telephone number listed above.

      3.    The  Current   Prospectus   of  the  Orbitex
Group of  Funds,  filed  with the SEC on  July 12,  1999
(File   No.    333-20635),    which   accompanies   this
Prospectus/Proxy Statement.

      4.    The  Statement  of  Additional   Information
relating to this Prospectus/Proxy Statement, which may be obtained without charge by writing to the Orbitex
Group of Funds,  410 Park  Avenue,  New  York,  New York
10022 or by calling (888) ORBITEX.

      Information  about  the  Orbitex  Group  of  Funds
(including  the  Statement  of  Additional   Information
described  above)  can be  reviewed  and  copied  at the
SEC's Public  Reference  Room in  Washington,  D.C. Call
1-800-SEC-0330  for  information on the operation of the
public   reference  room.   This   information  is  also
available    on   the    SEC's    Internet    site    at
http://www.sec.gov  and  copies  may  be  obtained  upon
payment  of a  duplicating  fee by  writing  the  Public
Reference   Section   of  the  SEC,   Washington,   D.C.
20549-6009.

      The  Securities  and Exchange  Commission  has not
approved  or  disapproved  these  securities  or  passed
upon the  adequacy of this  Prospectus/Proxy  Statement.
Any   representation  to  the  contrary  is  a  criminal
offense.


                                        i

                   TABLE OF CONTENTS

                                                    Page

I.    SYNOPSIS 1

      A.    Questions and Answers About the
                  Reorganization....................1

      B.    ADFI and ADGVF..........................2

      C.    The Orbitex Growth Fund.................2

      D.    The Orbitex Group of Funds..............3

      E.    Orbitex Management......................3

      F.    The Reorganization......................4

      G.    The Special Meeting of Stockholders.....4

II.   RISK FACTORS..................................5

III.  THE PROPOSAL: TO CONSIDER AND APPROVE THE
               PROPOSED REORGANIZATION..............5

      A.    Introduction............................5

      B.    Reasons For The Reorganization..........5

      C.    Procedures for the Reorganization.......6

      D.    Orbitex Management......................7

      E.    Description of the Orbitex Growth Fund
                  Agreement.........................8

      F.    Pro Forma Capitalization...............10

      G.    Comparative Investment Policies
               and Styles..........................10

      H.    The Orbitex Group of Funds.............11

      I.    Certain Comparative Information about

            Maryland funds and Delaware Funds......11

      J.    Federal Income Tax Consequences........14

      K.    Accounting Consequences................14

      L.    Expenses...............................14

      M.    Required Vote..........................14

      N.    Recommendation of the ADGVF Board of
                  Directors........................14

IV.    SECURITY OWNERSHIP OF CERTAIN

      BENEFICIAL OWNERS............................15

V.    OTHER MATTERS................................15

VI.   ADDITIONAL INFORMATION.......................15



                                       21




SYNOPSIS

      The   following   summary  is   qualified  in  its
entirety by the more detailed  information  contained in
other  parts  of  this  Prospectus/Proxy  Statement.  We
urge  you  to  review   this   entire   Prospectus/Proxy
Statement.

Questions and Answers About the Reorganization

Q:    What is the purpose of the Reorganization?

A:    The purpose of the  Reorganization  is to transfer
      certain  of  the   assets   and   certain  of  the
      liabilities  of  ADGVF  to OGF,  which  has as its
      investment adviser,  Orbitex  Management.  Orbitex
      Management   was   selected   by  the   Board   of
      Directors   of  ADFI   and  is  now   serving   as
      investment adviser to ADGVF pending completion of the Reorganization.

Q:    What   are  the   benefits   of  the   proposed
      Reorganization?

A: We believe the Reorganization should offer the following benefits:

          After the  Reorganization,  ADGVF stockholders
         will  hold   Class  A  Shares   of   beneficial
         interest  in OGF.  As holders of these  Class A
         Shares,   they   will  have  the   benefit   of
         exchange privileges with Class A Shares of beneficial interest in the Orbitex Group of Funds.

          OGF,  as part of the  Orbitex  Group of Funds,
         will  have  the   benefit  of   marketing   and
         administrative      resources     significantly
         greater than those available to ADGVF in the past.

          While the  expense  ratio of  managing  OGF in
         respect  of the  Class A Shares is likely to be
         higher   than   ADGVF's   expense   cap  (ADGVF
         imposed an expense cap on August 1, 1988 of 1.88%), the overall expenses of managing OGF will be spread over the two existing classes of shares of OGF.

Q: What will happen if the Reorganization is not completed?

A:    If  the  Reorganization  is  not  approved  by the
      requisite  vote of ADGVF's  stockholders,  Orbitex
      Management   is  not   expected   to  continue  to
      provide  investment  advisory  services  to  ADGVF
      beyond a reasonable  transitional  period required
      for ADGVF to  retain  another  investment  adviser
      or  liquidate.  The Board  believes  that, in that
      situation,   the  prospects  of  finding   another
      investment adviser would be minimal.

Q:    What  are  the   detriments   of  the   proposed
      Reorganization?

A:    We   expect   the   Reorganization   to  have  the
      following detriments:

          Since  August 1,  1998,  the expense  ratio of
         OGF in  respect  of the Class A shares has been
         voluntarily  capped by  Orbitex  Management  at
         2.00%  of  average   net   assets.   The  prior
         adviser  of ADGVF  had  voluntarily  imposed  a
         lower  annual  expense  cap of 1.88% of ADGVF's
         average    net   assets   on   ADGVF's    total
         expenses.  In  addition,  the expense  ratio of
         OGF in  respect  of the  Class A shares  before
         giving  effect to the  voluntary  expense  cap,
         was  18.03%   for  the  year  ended   April 30,
         1999.   Orbitex  Management  has  contractually
         agreed to maintain this expense cap through April 30, 2000; however, it may discontinue the cap at any time thereafter.

          Since  OGF  places  a  greater   emphasis   on
         growth stocks then does ADGVF, OGF may be regarded as having greater risk.

Q: What will happen to the ADGVF shares in my account?

A:    For the ADGVF  shares in your  account  (including
      fractional    shares),    you   will   receive   a
      proportionate   number  of  Class  A  Shares   (or
      fractions thereof) of OGF, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date. The value of your account will be the same immediately after the Reorganization as it was immediately before the Reorganization.

Q:    What do I  need to do now?

A:    Just  vote  your  shares  as soon as  possible  by
      mail by signing  and  returning  the Proxy Card in
      the   enclosed   envelope,   or  by  telephone  at
      1-800-690-6903   or  through   the   internet   at
      www.proxyvote.com    by   following   the   simple
      instructions on the Proxy Card, so that your shares can be voted at the Special Meeting.

Q: When do we expect the Reorganization to be completed?

A:    We  hope  to  complete   the   Reorganization   as
      quickly as possible after the stockholder vote.

Q:    Who can help answer my questions?

A:    If   you   have   more    questions    about   the
      Reorganization, you should contact:

            M. Fyzul Khan
            410 Park Avenue
            New York, New York 10022
            Telephone No.:  (212) 891-7900
            Fax No.:  (212) 616-7954

Q: Can I change my vote after I have mailed my signed proxy card?

A:    Yes.   You  can  change  your  vote  at  any  time
      before   your  proxy  is  voted  at  the   Special
      Meeting.  You can do this  in one of  three  ways.
      First,  you  can  send a  written  notice  stating
      that  you  revoke  your  proxy.  Second,  you  can
      complete  and  submit a new  Proxy  Card,  dated a
      later  date  than the  first  Proxy  Card.  Third,
      you can attend  the  Special  Meeting  and vote in
      person.  Your  attendance  at the meeting  without
      voting will not,  however,  revoke your proxy.  If
      you  have   instructed   a  broker  to  vote  your
      shares, you must follow directions received from your broker to change those instructions.

Q:    What   are   the   tax   consequences   of   the
      Reorganization?

A:    We  have  structured  the  Reorganization  so that
      neither   ADGVF   nor   its   stockholders    will
      recognize  any  gain or loss  for  federal  income
      tax  purposes in the  Reorganization.  The closing
      of  the   Reorganization  is  conditioned,   among
      other  things,   on  the  delivery  of  the  legal
      opinion of counsel to the Orbitex Group of Funds as to the tax consequences as to ADGVF and ADGVF's stockholders.

ADFI and ADGVF

      ADFI  is  registered  as  an  open-end  management
investment  company under the Investment  Company Act of
1940, as amended.  ADGVF is a separate  series,  and the
only  active  series,   of  ADFI.   ADGVF's   investment
objective  is to  achieve  medium-term  capital  growth,
income and safety  through  investments in common stock,
preferred stocks (or common stock  equivalents,  such as
convertible  securities),  money market  instruments and
corporate,    U.S.    Government    and   agency    debt
securities.   Under  normal  market  conditions,   ADGVF
invests  75% of its  assets  in  equity  securities.  At
July 1, 1999, ADGVF's net asset value was $7.3 million.

The Orbitex Growth Fund

      OGF is a separate  series of the Orbitex  Group of
Funds.  The  number  of  Class A  Shares  of  beneficial
interest  of  OGF  issued  in  the  Reorganization  will
correspond  to  a  proportionate  number  of  shares  of
ADGVF  Common  Stock   issued  and   outstanding   under
Maryland law  immediately  prior to the  Reorganization,
based on the  relative  net  asset  values  per share of
each  of  ADGVF  and  OGF  as  of  the   Closing   Date.
Although  Class A Shares of OGF are normally  subject to
a  front-end  sales  load,  the  shares  issued  in  the
Reorganization  will not be subject  to any sales  load.
Class A Shares are also  subject  to an annual  sales or
distribution  ("Rule  12b-1")  charge  equal to 0.40% of
the  Orbitex  Growth  Fund's  average  daily net assets,
whereas  the  ADGVF  shares  are  subject  to an  annual
distribution  fee  under  Rule  12b-1  equal to 0.35% of
ADGVF's  average  daily  net  assets.  OGF  also  offers
Class B  Shares  that are  subject to a  deferred  sales
charges and higher Rule 12b-1 fees than Class A Shares.
      The  investment  objective  of  OGF  is  long-term
growth  of  capital  through  selective   investment  in
securities   of   companies  of  all  sizes  that  offer
potential  for  growth.  The Fund's  investment  adviser
applies  a  "bottom-up"  blending  of value  and  growth
criteria  to select the Fund's  investments,  seeking to
identify  companies  that are  undervalued  by the stock
market and less  expensive  than  comparable  companies.
To  do  so,  Orbitex   Management  employs  measures  of
intrinsic     value,     such    as    the     company's
price-to-earnings  ratio,  historical  stock  prices and
cash flows.  Orbitex  Management  also employs  criteria
to  identify   companies  it  believes  will  experience
earnings growth. Finally, Orbitex Management attempts to identify investment and economic themes that can drive profits.

      Like  ADGVF,  OGF  invests   primarily  in  common
stocks.  Although  OGF is  permitted  to  invest  in the
securities  of  foreign   issuers,   unlike  ADGVF,   it
invests   primarily  in  the   securities   of  domestic
issuers. OGF invests in companies regardless of their stock market value (or "market capitalization").

The Orbitex Group of Funds

      The  Orbitex  Group of  Funds,  like  ADFI,  is an
open-end  management  investment  company.  The  Orbitex
Group  of  Funds   was   established   pursuant   to  an
Agreement and  Declaration of Trust,  as amended,  dated
December  31, 1996 (the "Trust  Agreement").  Currently,
the Orbitex  Group of Funds  consists of five funds that
invest   primarily   in   equity   securities   ("Equity
Funds"):   Orbitex  Growth  Fund,  Orbitex  Info-Tech  &
Communications    Fund,    Orbitex   Strategic   Natural
Resources  Fund,  Orbitex  Focus 30 Fund and the Orbitex
Health  &  Biotechnology  Fund.  The  Orbitex  Group  of
Funds also  includes a money  market  fund,  the Orbitex
Cash  Reserves  Fund.  Each  Equity  Fund is a  separate
investment   portfolio   and  has  its  own   investment
objectives, programs, policies and restrictions.

      Each  Equity  Fund  offers two  classes of shares:
Class A Shares,  which  have an  initial  sales  charge,
and  Class  B  Shares,   which  have  a  deferred  sales
charge.  Class A  Shares  have a  front  end  load,  and
purchasers  thereof  pay a charge  of up to 5.75% of the
purchase  price.  Purchases  of  Class A  Shares  of  $1
million  or  more  are not  subject  to any  front  load
sales  charge,  but may be subject to a 1.0%  contingent
sales  charge  if  redeemed  within  one  year.  Class A
Shares of an Equity  Fund are  subject to a service  and
distribution  fee  pursuant to Rule 12b-1 at the rate of
0.40% of the  average  daily  net  assets  of the  Fund.
Although  there is no front end load  sales  charge  for
purchasers  of Class B  Shares,  there  is a  contingent
deferred  sales  charge on shares  redeemed  within  six
years of purchase  ranging  from 5% in the first year to
1% in the sixth  year.  After the  sixth  year,  Class B
Shares  convert  to Class A  Shares.  Class B Shares  of
an Equity Fund are  subject to service and  distribution
fees  pursuant  to Rule 12b-1 at the rate of 1.0% of the
average  daily  net  assets  of the  Fund.  The  Orbitex
Focus 30 Fund also has Class D Shares  outstanding  that
were issued in connection  with the  acquisition  of the
assets  and  liabilities  of the ASM Index 30 Fund.  The
Orbitex   Cash   Reserves   Fund  is  also  a   separate
investment  portfolio  of the  Orbitex  Group of  Funds.
Its  investment  objective is to provide  current income
while  maintaining  liquidity  and a stable  share price
of $1.00.  The  Orbitex  Cash  Reserves  Fund offers two
classes of shares:  Institutional  Service  Shares which
provide  shareholder  services  at an  additional  0.25%
fee   and   Institutional    Shares   which   offer   no
shareholder services.

      Each   Equity   Fund   is   managed   by   Orbitex
Management,  which directs the day-to-day  operations of
each   Equity   Fund.   The   Orbitex   Group  of  Funds
principal executive offices are at 410 Park Avenue, New York, New York 10022 and its telephone number is 1-888-ORBITEX.

Orbitex Management

      Orbitex  Management  is  a  registered  investment
adviser  under the  Investment  Advisers Act of 1940, as
amended.  Orbitex  Management is currently  organized as
a  New York   corporation.   Orbitex   Management  is  a
majority owned  subsidiary of Capital  Management  Ltd.,
a  Bahamian  corporation  and an  investment  management
firm.  Mr. Thomas  Bachmann  is the  controlling  person
of Capital  Management  Ltd.  Orbitex  Management is the
parent  corporation  of  ORBITEX  Strategies,   Inc.,  a
Delaware   corporation   whose   primary   business   is
commodities,  futures,  foreign  exchange  and  separate
account  management.   Orbitex  Management's   principal
executive  offices  are at 410 Park  Avenue,  New  York,
New York 10022.  Orbitex  Management is affiliated  with
Orbitex  Management  Ltd.,  a Bahamian  corporation  and
investment  adviser that  provides  investment  services
to  individuals  and  institutions   including  Canadian
unit trusts.

The Reorganization

      In the Reorganization:

             Each  outstanding  share of ADGVF's  common
            stock (including fractional shares) will be converted into a proportionate number of Class A Shares (or fractions thereof) of OGF, based on the relative net asset values per share of each of ADGVF and OGF as of the Closing Date.

             OGF   generally   has   similar   but   not
            identical    investment    objectives    and
            policies   as   ADGVF.   ADGVF   employs   a
            value-oriented    strategy   for   selecting
            investments   with  a  secondary   focus  on
            growth  stocks;   and  Orbitex  Growth  Fund
            employs  a   growth-oriented   strategy  for
            selecting   investments   with  a  secondary
            focus  on  value  stocks.  In  other  words,
            Orbitex   Management   employs  measures  of
            intrinsic  value,   such  as  the  company's
            price-to-earnings  ratio,  historical trends
            and cash  flows to  select  investments  for
            OGF.  Unlike  ADGVF,  however,  in  addition
            to limiting  its  investment  to  securities
            that  meet   traditional   value   investing
            criteria,  OGF places  greater  emphasis  on
            seeking  companies  that Orbitex  Management
            believes will  experience  earnings and cash
            flow  growth.  Also,  even though the OGF is
            permitted  to  invest in the  securities  of
            foreign  issuers,  it typically  does not do
            so  to  the  same   extent  that  ADGVF  has
            historically   been   permitted  to  do.  In
            addition,   OGF  does   not   seek   current
            income,  and  consequently  does not  invest
            any  significant  portion  of its  assets in
            debt   securities.   Since   OGF   places  a
            greater emphasis on growth stocks, it may be regarded as involving a higher level of risk than ADGVF.

             Orbitex     Management,     the     current
            investment  adviser  to  ADGVF,  is also the
            investment    adviser   to   OGF.    Orbitex
            Management  is  entitled  to  an  investment
            management  fee at an annual  rate  equal to
            0.75%  of  the  net   asset   value  of  OGF
            whereas  it  is   entitled   to  receive  an
            advisory fee equal to 1% of the net asset value of ADGVF.

             OGF  will  acquire  all of  ADGVF's  assets
            and certain of its liabilities.

             Following  the  Reorganization,  ADGVF  may
            be continued under Maryland law. None of the members of the Board is a member of the Board of Trustees of the Orbitex Group of Funds.

The Special Meeting of Stockholders

Time, Place:,  The Special  Meeting is  scheduled  to be
               held  at  12:00 p.m.,   on  September 10,
               1999 at the principal executive offices of Orbitex Management, 410 Park Avenue,
               New York, New York 10022.

Record Date:,  The   Board   has   fixed  the  close  of
               business  on  July 8,  1999 as the record
               date   (the   "Record   Date")   for  the
               determination  of  ADGVF's   stockholders
               entitled  to  notice  of and to  vote  at
               the  Special   Meeting.   On  the  Record
               Date,   476,162.328   shares  of  ADGVF's
               common     stock    were    issued    and
               outstanding  and  entitled to vote.  Each
               share  is  entitled  to one vote and each
               fractional   share  is   entitled   to  a
               fractional vote. All voting rights are non-cumulative.

Required Vote:,   The  affirmative  vote of the  holders
               of  a  majority  of  ADGVF's  outstanding
               shares of  common  stock is  required  to
               approve   the   Reorganization.    Broker
               non-votes and  abstentions  will have the
               same   effect   as  votes   against   the
               Reorganization.

Quorum:,       The presence,  in person or by proxy,  at
               the  Special  Meeting  of a  majority  of
               ADGVF's    shares   of    common    stock
               outstanding   on  the   record   date  is
               required    for    a    quorum.    Shares
               represented   by  abstentions  or  broker
               non-votes    are   counted   for   quorum
               purposes.

Voting of Proxies:,     If  the  Proxy  Card   furnished
               with this  Prospectus/Proxy  Statement is
               properly  signed and returned,  or if you
               vote   your   proxy   by   telephone   at
               1-800-690-6903  or through  the  internet
               at  www.proxyvote.com  by  following  the
               simple  instructions  on the Proxy  Card,
               it will be voted in  accordance  with the
               instructions  on that Proxy  Card.  If no
               instructions  are  specified  on a  Proxy
               Card   that  is   properly   signed   and
               returned,  the shares  represented by the
               Proxy  Card  will  be  voted   "FOR"  the
               Reorganization.

Recommendation of
the Board:, The Board unanimously recommends a vote
"FOR" the Reorganization.



RISK FACTORS

      An investment in OGF involves a number of risks, including stock market volatility, risks associated with the companies in which OGF invests, risks of foreign investment and inflation risk. These risks are discussed in the accompanying Prospectus of the Orbitex Group of Funds.

      Because OGF invests  primarily  in the  securities
of domestic  companies,  its  returns are more  affected
by  developments  in the  economy of the  United  States
than ADGVF,  which  historically  spread its investments
throughout  the  global  economy.  On  the  other  hand,
because  OGF does not  invest  significantly  in foreign
companies,  it is less  subject  than  ADGVF to risks of
foreign   investments   such  as  the   impact   on  its
investments  from unstable  international  political and
economic  conditions,   currency  fluctuation,   foreign
controls   on   investment   and   currency    exchange,
withholding  taxes,  a  lack  of  adequate   information
regarding the companies in which it invests, less liquid and more volatile markets, and the lack of government regulation in certain foreign markets.

      There  is  also  possible  that,  after  April 30,
2000,   Orbitex   Management  will  no  longer  cap  the
expenses of OGF, with the result that the expense ratio of OGF will increase significantly.

THE PROPOSAL: TO CONSIDER AND APPROVE THE PROPOSED
      REORGANIZATION

Introduction

      On May 4,  1999, the Board  unanimously  approved,
and  recommended  that the ADGVF  stockholders  approve,
an   Agreement   and   Plan   of   Reorganization   (the
"Reorganization  Agreement")  by and  between  ADFI  and
the  Orbitex  Group of Funds  substantially  in the form
attached  hereto  as  Appendix A.   The   Reorganization
Agreement  provides,  among other things,  for the sale,
transfer  and  assignment  to OGF, a separate  series of
the Orbitex  Group of Funds,  and the purchase from ADFI
of   certain   of  the   assets   and   certain  of  the
liabilities  of  ADFI.  Each  ADGVF   stockholder   will
receive  for his or her shares of ADGVF  common  stock a
proportionate  number of no par  value,  Class A  Shares
of  beneficial  interest of OGF (each an "OGF Share" and
together  the "OGF  Shares"),  based on the relative net
asset  values  per  share of each of ADGVF and OGF as of
the   Closing   Date.    (See   "Federal    Income   Tax
Consequences"    below).   The   mailing   address   and
principal executive offices of the Orbitex Group of Funds are located at 410 Park Avenue, New York, New
York 10022.

Reasons For The Reorganization

      Orbitex   Management   serves  as  the  investment
adviser  to ADGVF.  The  principal  business  address of
Orbitex   Management  is  410 Park   Avenue,   New York,
New York  10022.  Orbitex  Management is also adviser to
the  Orbitex   Group  of  Funds.   The  purpose  of  the
Reorganization  is  to  merge  ADGVF  into  OGF.  As  of
May 5,  1999,   Orbitex   Management   replaced  ADGVF's
previous    investment    adviser.   On   May 4,   1999,
following  the  notice  of  American  Diversified  Asset
Management,  Inc.,  ADGVF's  former  investment  adviser
("ADAM"),   to  the  Board  that  ADAM  and  its  parent
company  were  insolvent,  the Board,  including  all of
the   independent   directors,   unanimously   voted  to
terminate  the  investment  advisory  agreement,  by and
between  ADFI,  on behalf of ADGVF,  and ADAM (the "ADAM
Agreement"),   effective  immediately.  The  Board  also
terminated  the  sub-advisory  agreement  with  Ladas  &
Hulings,  Inc.  ("Ladas") at that meeting.  In seeking a
replacement  for ADAM and Ladas,  the Board  interviewed
several  potential   replacement   advisers,   including
Orbitex  Management.  Orbitex Management agreed to serve
as  investment  adviser  to ADGVF and to  assume  ADAM's
obligation   to  ADGVF  under  the   voluntary   expense
reimbursement  limitation  if, among other  things,  the
Board would agree to  recommend  the  Reorganization  to
the   ADGVF    stockholders   for    consideration   and
approval.  In  evaluating  Orbitex  Management  and  the
Reorganization,    the    Board    reviewed    materials
furnished,  and  considered   representations  made,  by
Orbitex   Management   regarding   its   philosophy   of
management,  performance  expectations  and  methods  of
operation  insofar  as they  related  to ADGVF,  and its
prior  performance as investment  adviser to the Orbitex
Group of Funds.  In  selecting  Orbitex  Management  and
recommending  the  Reorganization  for  approval  by the
ADGVF  stockholders,  the  Board,  considering  the best
interests of the ADGVF  stockholders,  took into account
all  such  factors  as they  deemed  relevant,  but gave
equal  consideration  to each of the following  factors.
Among such factors were the following:  nature,  quality
and  extent  of  the   services   furnished  by  Orbitex
Management;  the advantages  and possible  disadvantages
to ADGVF of merging into OGF; the  investment  record of
OGF  and  Orbitex  Management;   possible  economies  of
scale  resulting from an enhanced  distribution  network
and  the  elimination  of  duplicative   fixed  overhead
expenses;  comparative  data as to  advisory  fees;  the
voluntary   expense   limitation   assumed   by  Orbitex
Management;   the   financial   resources   of   Orbitex
Management;   and  the   importance  of  obtaining  high
quality professional services for the stockholders of ADGVF.

      Orbitex   Management   currently   serves  as  the
adviser  pursuant to an investment  advisory  agreement,
dated  May 5,  1999,  by and  between  ADGVF and Orbitex
Management   (the   "Orbitex   Agreement").   The  Board
approved  the  Orbitex  Agreement  on May 4,  1999.  The
Orbitex  Agreement is  permitted  pursuant to Rule 15a-4
under the  Investment  Company  Act of 1940,  as amended
(the  "1940  Act").  Rule  15a-4  allows  an  investment
adviser to be  retained  by a fund in the event that the
agreement between the fund's former  investment  adviser
and the fund  has  been  terminated.  Under  this  rule,
the  newly-retained  investment  adviser  to a  fund  is
permitted   to  serve  the  fund  under  an   investment
advisory  agreement  that has not yet been  approved  by
shareholders  if (i) the  agreement has been approved by
the  fund's   governing   board  as   specified  in  the
1940 Act,  (ii) the  compensation  to be received by the
investment  adviser  does not  exceed  the  compensation
paid to the  former  investment  adviser  and  (iii) the
agreement  is  approved by  shareholders  within the one
hundred   twenty    (120) day   period   following   the
termination  of  the  prior  agreement.  The  terms  and
conditions of the Orbitex  Agreement  are  substantially
the  same as  those  of the  ADAM  Agreement  including,
that Orbitex has continued  ADAM's  voluntary  agreement
to  limit  ADGVF's  annual  expenses  to  1.88%  of  the
average  daily net  assets of ADGVF.  Under the  Orbitex
Agreement,  Orbitex  Management  maintains a  continuous
investment  program  for ADGVF by making  decisions  and
placing   orders  to  buy,   sell  or  hold   particular
securities.  Orbitex  Management also  supervises  most,
if not all,  matters  relating to the operation of ADGVF
and  supplies,  or arranges  for others to supply,  most
of ADGVF's corporate  officers,  clerical staff,  office
space,  equipment  and  services.  Under the  Management
Agreement,  Orbitex  Management is entitled to receive a
monthly fee at an annual  rate of 1% of ADGVF's  average
daily net  assets for  services  provided  to ADGVF.  In
addition  to the  fee  payable  to  Orbitex  Management,
ADGVF  is  responsible   for  its  operating   expenses,
including:  (i) interest and taxes;  (ii) brokerage  and
futures    commissions;     (iii) insurance    premiums;
(iv) compensation  and expenses of directors  other than
those  affiliated  with  Orbitex  Management;  (v) legal
and  audit  expenses;  (vi) fees  and  expenses  of  the
custodian,  shareholder  servicing  agent  and  transfer
agent;  (vii) fees  and  expenses  for  registration  or
qualification  of ADGVF and its shares under  federal or
state  securities  laws;  (viii) expenses  of preparing,
printing  and  mailing  reports  and  notices  and proxy
material   to    shareholders;    (ix) other    expenses
incidental  to  holding  any   shareholders'   meetings;
(x) dues  or  assessments  of or  contributions  to  the
Investment  Company  Institute  or  any  successor;  and
(xi) such   non-recurring   expenses   as   may   arise,
including litigation affecting ADGVF and the legal obligations with respect to which ADGVF may have to indemnify its officers and directors.

      The Orbitex Agreement  terminates  pursuant to the
provisions   of  Rule 15a-4   upon  the   expiration  of
120 days  of  the  date  of  the   investment   advisory
agreement, unless earlier terminated by either ADGVF or Orbitex Management upon sixty (60) days' notice to the other party. Orbitex Management has advised the Board that it currently does not intend to continue as adviser to ADGVF if the ADGVF stockholders fail to approve the Reorganization. Orbitex Management has, however, agreed that if the ADGVF stockholders fail to approve the Reorganization by the requisite vote, it will continue to serve as interim investment adviser to ADGVF for a reasonable period of time until a replacement adviser is selected or until ADGVF is liquidated. The Board believes that in such a case the prospects of finding a replacement adviser would be minimal.

Procedures for the Reorganization

      In order to  accomplish  the  Reorganization,  OGF
will  transfer  to  each   stockholder  a  proportionate
number  of OGF  Shares  that  correspond  to the  dollar
value  of  shares  of  ADGVF  common  stock  issued  and
outstanding  on the  Closing  Date under  Maryland  law,
based on the  relative  net  asset  values  per share of
each  of  ADGVF  and  OGF as of the  Closing  Date.  The
obligations  of each of ADGVF and the  Orbitex  Group of
Funds to consummate the  Reorganization  are conditioned
upon   several   customary    conditions   having   been
satisfied    including,     the    approval    of    the
Reorganization  by the holders of the  requisite  number
of  ADGVF   shareholders.   On  the  Closing   Date,  as
defined in the  Reorganization  Agreement  (the "Closing
Date"),  ADGVF  will sell,  transfer  and assign to OGF,
and  OGF  will  purchase  from  ADGVF,  certain  of  the
assets  and  certain  of the  liabilities  of  ADGVF  in
exchange  for  shares of OGF.  Holders  of the shares of
ADGVF Common  Stock  outstanding  (including  fractional
shares)  prior  to the  Reorganization  will  receive  a
proportionate   number  of  OGF  shares   (or   fraction
thereof)   after   the   Reorganization   based  on  the
relative net asset values per share of each of ADGVF and OGF as of the Closing Date. The dollar value of each ADGVF stockholder's account with OGF immediately after the Reorganization will be the same as the dollar value of such ADGVF stockholder's account with ADGVF immediately prior to the Reorganization.

      It  will  not  be   necessary   for   holders   of
certificates  representing  shares of ADGVF Common Stock
to  exchange  their  certificates  for new  certificates
representing  the OGF Shares  following  consummation of
the   Reorganization.   New  certificates  will  not  be
issued  by OGF  after  the  Reorganization  to the ADGVF
stockholders    unless    specifically    requested   in
writing. ADGVF stockholders who have not been issued certificates and whose shares are held in an open account will automatically have the OGF shares issued to them in the Reorganization held in an open account of OGF.

Orbitex Management

      Orbitex  Management  is  a  registered  investment
adviser  under the  Investment  Advisers Act of 1940, as
amended.  Orbitex  Management is currently  organized as
a  New York   corporation.   Orbitex   Management  is  a
majority owned  subsidiary of Capital  Management  Ltd.,
a  Bahamian  corporation  and an  investment  management
firm.  Mr. Thomas  Bachmann  is the  controlling  person
of Capital  Management  Ltd.  Orbitex  Management is the
parent  corporation  of  Orbitex  Strategies,   Inc.,  a
Delaware   corporation   whose   primary   business   is
commodities,  futures,  foreign  exchange  and  separate
account  management.   Orbitex  Management's   principal
executive  offices  are at 410 Park  Avenue,  New  York,
New  York  10022.   Orbitex   Management  is  affiliated
with Orbitex  Management  Ltd.,  a Bahamian  corporation
and  an  investment  adviser  that  provides  investment
services  to  individuals  and  institutions   including
Canadian unit trusts.

      Set  forth  below is a list of the  directors  and
principal  executive  officers  of  Orbitex  Management,
which indicates each business,  profession,  vocation or
employment  of  a  substantial   nature  in  which  each
director  or  principal   executive   officer  has  been
engaged  for the past  five (5) years for his or her own
account  or  in  the  capacity  of  director,   officer,
partner or trustee. All directors and officers have as their business address 410 Park Avenue, New York,
New York 10022. Each director or principal executive of Orbitex Management that is an officer or trustee of the Orbitex Group of Funds is indicated by an asterisk next to his or her name.

                                    Position with
                                    Orbitex
                                    Management and
Principal                           Occupation within
the
Name                    Age         Past Five (5)Years

THOMAS T. BACHMANN,    52,      Co-Chairman    of    the
                                Board   of    Directors;
                                Chairman  of  the  Board
                                of  Directors of Orbitex
                                Management,         Ltd.
                                (1986-present).

OTTO J. FEBER           66       Director;     President
                                and    Vice    Chairman,
                                Altamira      Management
                                Ltd.         (Investment
                                Management      Company)
                                (1987-1997);   President
                                of    Felcom     Capital
                                Corp. (1985-present).

*M. FYZUL KHAN          28       Legal    Counsel    and
                                Secretary;     Corporate
                                Secretary   of   Orbitex
                                Group     of      Funds;
                                Attorney     at     CIBC
                                Oppenheimer  (investment
                                banking and  management)
                                (August       1997-March
                                1998);  law  student  at
                                Widener       University
                                School       of      Law
                                (September     1994-June
                                1997).

*JAMES L. NELSON        49       Co-Chairman    of   the
                                Board   of    Directors;
                                President,   AVIC  Group
                                International
                                (Telecommunication)
                                (1993-1995);  President,
                                Eaglescliff  Corporation
                                (Consulting)
                                (1987-present).

*KIMBERLY S. RATZ       38       Treasurer;        Chief
                                Financial       Officer,
                                America's       Mortgage
                                Source         (Mortgage
                                banking)    (1996-1997);
                                Vice    President    and
                                Retail Finance  Manager,
                                Chase          Manhattan
                                Mortgage       (Mortgage
                                banking) (1984-96).

*RICHARD E. STIERWALT   44       Chief         Executive
                                Officer,  President  and
                                Director;    Consultant,
                                Bisys   Management  Inc.
                                (Mutual             Fund
                                Distributor)
                                (1996-1998);  President,
                                Bisys   Management  Inc.
                                (Mutual             Fund
                                Distributor)
                                (1995-1996);    Chairman
                                and   Chief    Executive
                                Officer,         Concord
                                Financial  Group (Mutual
                                Fund        Distributor)
                                (1987-1995).

JOHN W. DAVIDSON        53       Chief        Investment
                                Officer;  President  and
                                Chief          Executive
                                Officer,    Mutual    of
                                America          Capital
                                Management  (1996-1998);
                                President    and   Chief
                                Executive       Officer,
                                Munich    Re     Capital
                                Management  (1994-1996);
                                Vice          President,
                                Investment    Strategist
                                and  Portfolio  Manager,
                                Bankers   Trust  Company
                                (1987-1994).



Description of the Orbitex Growth Fund Agreement

      The  Investment  Advisory  Agreement  between  the
Orbitex  Group  of  Funds  and  Orbitex   Management  in
respect  of OGF  (the  "OGF  Agreement")  provides  that
Orbitex  Management will render  investment  supervisory
and corporate  administrative  services to OGF,  subject
to  the  general  supervision  of  the  trustees  of the
Orbitex Group of Funds (the  "Trustees")  and the stated
policies  of  OGF.  It  will  be the  responsibility  of
Orbitex   Management   to  perform,   or  supervise  the
performance   of,   services  in  connection  with  OGF,
including  (i) the  development of a continuing  program
for the management of OGF's assets;  (ii) the  placement
of buy,  sell or  exchange  orders,  or other  trades in
portfolio   securities   and  other  assets;   (iii) the
placement of orders and the  negotiation  of commissions
for the execution of  transactions  in  securities  with
or  through  broker-dealers,  underwriters  or  issuers;
(iv) the    preparation    and    supervision   of   the
preparation   of    shareholder    reports   and   other
shareholder communications; and (v) the assimilation and evaluation of business and financial information in connection with the exercise of its duties.

      As   compensation   for  all  services   rendered,
facilities  provided  and  expenses  paid or  assumed by
Orbitex  Management  under  the OGF  Agreement,  Orbitex
Management  is entitled to receive a  management  fee at
an  annual  rate of  0.75%  of the net  asset  value  of
OGF. In addition,  Orbitex  Management  has  voluntarily
agreed  to waive  its  management  fee and to  reimburse
expenses,  other  than  extraordinary  or  non-recurring
expenses,  so that the  expense  ratio  with  respect to
Class A  Shares of OGF does not  exceed  2.00%.  Orbitex
Management    may    discontinue    this    waiver   and
reimbursement at any time without notice.

      The   information   set  forth  below  shows  what
ADGVF's   management  and   administrative   fee,  other
expense and total operating expense ratios would have been for its most recent fiscal year if the proposed management fee payable to Orbitex Management had been in effect, based on ADGVF's assets as of March 31, 1999 of approximately $8.0 million.

            12 MONTHS ENDED March 31, 1999
--------------------------------------------------------

                    % of Average
                      DailyNet
                      Assets    Amount of Fee   % Change
--------------------------------------------------------

MANAGEMENT FEE
Present Fee           1.00%     $ 88,174
Proposed Fee          0.75%     $ 66,130
Difference           (0.25)%    $(22,044)         (0.25)%


ADMINISTRATIVE FEE
Present Fee           N/A      $ 31,679
Proposed Fee          0.10%     $40,000
Difference            N/A      $  8,321            0.26%

      The  following   table   describes  the  fees  and
expenses   that  an   ADGVF   stockholder   may  pay  in
connection with an investment in ADGVF today and in OGF on a pro forma basis.

Shareholder Fees
(Fees paid directly
Fund                                        Orbitex Growth
from your investment)        ADGVF             Class A


Maximum Sales Charge         4.75%               5.75%
(load) on Purchases
(as a percentage of
offering price)
Sales charge on              None               None
Reinvested Dividends
Redemption Fees              None               None
Exchange Fees                None               None


Annual Operating Expenses
(Expenses that are deducted
Growth Fund                                      Orbitex
from fund assets)              ADGVF             Class A


Advisory Fee                   1.00%               0.75%
Distribution and/or
Service Fee (12b-1)            0.35%               0.40%
Other Annual Expenses          1.78%              16.88%
Total Fund Operating Expenses  3.13%              18.03%



     The following example4 indicates both for the current expenses of ADGVF and the expenses of OGF, the direct and indirect expenses an investor could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:

               One Year     Three Years      Five years        Ten Years
Current ADGVF  $   766      $1,397           $2,037            $3,750
Current of OGF: $2,164      $4,747           $6,701            $9,749

      The OGF  Agreement  may be  terminated at any time
by either  party  thereto,  without  the  payment of any
penalty,  upon sixty (60) days' prior written  notice to
the  other  party;   provided,   that  in  the  case  of
termination  by the Orbitex Group of Funds,  such action
has been  authorized  (i) by  resolution  of the Orbitex
Group of Funds'  Board of Trustees,  including  the vote
or written  consent of Trustees of the Orbitex  Group of
Funds  who  are  not   parties  to  OGF   Agreement   or
interested  persons of either party thereto,  or (ii) by
vote   of  a   majority   of  the   outstanding   voting
securities of the Orbitex Group of Funds.

      Securities  held by OGF may  also be held by other
funds or clients for which  Orbitex  Management  acts as
a  manager  or  adviser.  Securities  may be held by, or
be  appropriate  investments  for,  OGF as  well as such
other   clients  of  Orbitex   Management.   Because  of
different  objectives  or other  factors,  a  particular
security  may be  bought  for one or more  clients  when
one or more  clients are selling the same  security.  If
purchases  or sales  of  securities  for  OGF,  or other
funds or clients for which  Orbitex  Management  acts as
manager or adviser arise for  consideration  at or about
the same time,  transactions  in such securities will be
made,  insofar as  feasible,  for the  respective  funds
and  clients in a manner  deemed  equitable  to all.  To
the  extent  that  transactions  on  behalf of more than
one  client  of  Orbitex   Management  during  the  same
period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

      The advisory services of Orbitex Management to OGF are not exclusive under the terms of the Orbitex
Growth Fund Agreement, and Orbitex Management is also free to, and does, render such services to others.

Pro Forma Capitalization

      The  capitalization  of ADGVF  and OGF as of April
30, 1999,  and their pro forma  combined  capitalization
as  of   that   date   after   giving   effect   to  the
Reorganization are as follows:

                           (Unaudited)     (Unaudited)    Pro Forma
                          OGF  Class A        ADGVF       Combined



Aggregate Net Assets       $1,421,648       $7,904,113   $9,352,761
Shares Outstanding             76,173          495,664      499,759
Net Asset Value Per Share  $    18.66        $   15.95   $    18.66


Comparative Investment Policies and Styles

      ADGVF's   investment   objective  is   medium-term
capital  growth,  income and safety through  investments
in common  stocks,  preferred  stocks (or  common  stock
equivalents,  such  as  convertible  securities),  money
market   instruments   and  corporate,   government  and
agency  debt  securities.   Up  to  75%  of  the  Fund's
assets   normally  are   invested  in  selected   equity
securities.  Normally,  25% of  the  Fund's  assets  are
invested  in  government,   agency  or  corporate  notes
(usually  two to ten  year  maturities  at the  time  of
purchase) or in  short-term  money  market  instruments,
or  cash  or  cash  equivalents   (including  repurchase
agreements  with  respect  to  obligations  of the  U.S.
Government,    its   agencies   or    instrumentalities,
maturing in seven days or less).

      The adviser to ADGVF  generally  seeks to purchase
equity  securities  it believes are priced at a discount
to or below  their  long-term  fundamental  value.  This
strategy  includes a  dividend-yield  test that seeks to
determine the  historical  trading  ranges of companies'
securities  and to  identify  companies  whose  dividend
yields are near their  highs for the  preceding  five to
seven  years.   In   addition,   the  adviser  to  ADGVF
normally   reviews   historic,   absolute  and  relative
ranges  of  the  traditional   value  analysis   factors
seeking  one or more of the  following  characteristics:
above-average   dividend  yield,   low  stock  price  in
relation to book  value,  low  price-to-earnings  ratio,
low   price-to-cash   flow  ratio,  low   price-to-sales
ratio,     low     corporate     leverage     or    high
normalized-earnings  power.  The  adviser  to ADGVF also
endeavors to determine which of these  relationships  is
relevant  to a  portfolio  company  or its  industry  in
determining  over-valuation and  under-valuation.  Prior
to   buying  a   company's   securities,   the   adviser
generally   looks   for  a  "value   catalyst"   -  some
fundamental   change  occurring  that  might  cause  the
securities    markets   to   recognize   the   long-term
fundamental value. The adviser to ADGVF also seeks to sell a Fund investment as its market price approaches the adviser's estimated fundamental value and reinvest the proceeds in other securities offering a greater discount to fundamental value.

      ADGVF  employs  a   value-oriented   strategy  for
selecting  investments  with a secondary focus on growth
stocks;    and   Orbitex    Growth   Fund    employs   a
growth-oriented   strategy  for  selecting   investments
with  a  secondary  focus  on  value  stocks.  In  other
words,   the   adviser  to  OGF   employs   measures  of
intrinsic     value,     such    as    the     company's
price-to-earnings  ratio,  historical  trends  and  cash
flows  to  select  investments  for OGF.  Unlike  ADGVF,
however,  in  addition  to limiting  its  investment  to
securities   that  meet   traditional   value  investing
criteria,  OGF also seeks  companies that the adviser to
OGF  believes  will  experience  earnings  and cash flow
growth.  Also,  even though the  Orbitex  Growth Fund is
permitted  to  invest  in  the   securities  of  foreign
issuers,  it  typically  does  not  do  so to  the  same
extent that ADGVF has  historically  been  permitted  to
do.  In  addition,  OGF does not  seek  current  income,
and   consequently   does  not  invest  any  significant
portion of its assets in debt securities.

      ADGVF's fundamental investment restrictions are virtually identical to those of the Orbitex Growth
Fund. The text of ADGVF's investment restrictions and OGF's investment restrictions are attached hereto as Appendix B.

The Orbitex Group of Funds

      General.   The  Orbitex   Group  of  Funds,   like
ADGVF,  is an open-end  management  investment  company.
Its  principal   executive   offices  are  at  410  Park
Avenue,  New  York,  New York  10022  and its  telephone
number  is   1-888-ORBITEX.   The   Prospectus   of  the
Orbitex  Group of Funds,  as filed  with the SEC on July
12, 1999 (File No.  333-20635),  which  accompanies  the
Prospectus/Proxy, is incorporated herein by reference and forms part of this Prospectus/Proxy Statement in its entirety. The financial statements of the Orbitex
Group of Funds for the period ended April 30, 1999 are attached hereto as Appendix C.

      The  Orbitex   Group  of  Funds  was   established
pursuant  to  the  Trust  Instrument.   Currently,   the
Orbitex  Group  of  Funds  consists  of six  funds,  the
Orbitex  Strategic  Natural  Resources Fund, the Orbitex
Info-Tech &  Communications  Fund, the Orbitex  Focus 30
Funds,  the Orbitex Health and  Biotechnology  Fund, the
Orbitex  Cash  Reserves  Fund  and OGF.  Each  fund is a
separate   investment   portfolio   and   has   its  own
investment    objectives,    programs,    policies   and
restrictions.

      Each  fund  is  managed  by  Orbitex   Management,
which  directs the  day-to-day  operations of each fund.
American   Data   Services,   an  affiliate  of  Orbitex
Management,   serves   as   administrator,    custodian,
accounting  services agent,  transfer agent and dividend
dispensing  agent for:  Orbitex  Focus 30 Fund,  Orbitex
Cash Reserves Fund and Orbitex  Health &  Bio-Technology
Fund.  State  Street  Bank and Trust  Company  serves as
sub-administrator,    custodian,   accounting   services
agent, transfer agent and dividend dispensing agent for: Orbitex Strategic Natural Resource Fund, Orbitex
Info Tech  &  Communications  Fund  and  Orbitex  Growth
Fund.

Certain Comparative Information about Maryland funds and Delaware Funds

      Summary  of  the  Trust  Instrument  and  By-Laws.
OGF  has  been   formed   as  one  of   several   series
established by the Orbitex Group of Funds pursuant to the Trust Instrument and under Delaware law. As such, the operations of OGF will be governed by the Trust
Instrument,  the Orbitex  Group of Funds'  By-Laws  (the
"By-Laws") and applicable Delaware law, rather than by ADFI's Articles of Incorporation, ADFI's By-Laws and
Maryland Law. The operations of OGF will be subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities law. The Trust Instrument and By-Laws will govern OGF. In addition, the Orbitex Group of Funds'
By-Laws require the affirmative vote of at least a majority of the Trustees to amend the provisions of the By-Laws.

      Trustees  of the Orbitex  Group of Funds.  Subject
to  the   provisions  of  the  Trust   Instrument,   the
operations of OGF are  supervised  by the Trustees.  The
responsibilities,  powers  and  fiduciary  duties of the
Trustees  will be  substantially  the  same as  those of
the  directors of ADFI.  Under  Maryland Law, a director
of ADFI may be  removed  with or  without  cause only by
the  affirmative  vote of a majority of shares  entitled
to vote for the election of  directors.  The  provisions
of the  Trust  Instrument  would  permit  the  Board  of
Trustees  to remove a Trustee  with or without  cause by
action of  two-thirds  of the Trustees or by the vote of
holders of shares of  beneficial  interest  ("Beneficial
Owners")  of  two-thirds  of the  shares of the  Orbitex
Group of Funds  present,  in  person or  represented  by
proxy, at a special  meeting of stockholders  called for
such  purpose.  The Trust  Instrument  also  requires  a
vote  of a  majority  of the  Trustees  or the  vote  of
Beneficial  Owners  of a  majority  of  the  outstanding
shares  of the  Orbitex  Group of  Funds  to amend  such
removal   provision.   The  incumbent  Trustees  of  the
Orbitex Group of Funds will remain as the Trustees of the Orbitex Group of Funds upon consummation of the Reorganization.

      Series   of   Delaware    Trusts   and    Maryland
Corporations.  The Trust  Instrument  permits  the Board
of  Trustees  to  create  one  or  more  series  of  the
Orbitex  Group  of  Funds  and,  with  respect  to  each
series,   to  issue  an  unlimited  number  of  full  or
fractional  shares  of  that  series  or of one or  more
classes  of  shares  of that  series.  Each  share  of a
series  of  a  Delaware  Trust,  like  each  share  of a
series of a Maryland  corporation,  represents  an equal
proportionate  interest  with each  other  share in that
series,   none  having   priority  or  preference   over
another.   The  directors  of  ADFI  have  substantially
similar  rights under ADFI's  Articles of  Incorporation
and  Maryland  law,  except  that they are  required  to
specify  a  fixed  number  of  shares   authorized   for
issuance.  Delaware law also provides  that  liabilities
arising  under  a  series  shall  only  be   enforceable
against  that series and not the entire  business  trust
or any  other  series  thereunder  if (i)  the  trustees
maintain   separate  and   distinct   records  for  each
series,  (ii)  the  trustees  hold and  account  for the
assets of each series  separately  from the other assets
of the business  trust or any series  thereof,  (iii) if
the  trust  instrument  so  provides  and  (iv)  if  the
business   trust's   certificate  of  trust  sets  forth
notice  of  such   limited   liability.   As  the  Trust
Instrument  provides  for such  limited  liability,  the
Orbitex  Group of  Funds'  Certificates  of Trust  gives
notice  of  such  limited  liability  and  the  Trustees
maintain  separate  records and assets for each  series,
any  liability   arising  under  one  series  would  not
affect the other series. Maryland law has no such provision.

      Delaware  Trust  Beneficial  Owner  Liability  and
Maryland  Corporation  Stockholder  Liability.  One area
of  difference  between  the two forms of  organizations
is the  potential  liability  of  Beneficial  Owners and
ADGVF  stockholders.   Under  Delaware  law,  Beneficial
Owners  generally  are  not  personally  liable  for the
obligations of a Delaware  business  trust,  such as the
Orbitex   Group  of  Funds.   A   Beneficial   Owner  is
entitled to the same  limitation  of liability  extended
to  stockholders  of private,  for-profit  corporations.
Similar    statutes   or   other   authority    limiting
Beneficial  Owner  liability,  however,  do not exist in
most  other  states.  As a result,  to the  extent  that
the  Orbitex  Group  of  Funds  or  a  Beneficial  Owner
thereof  is  subject  to the  jurisdiction  of courts in
those  states,  the courts may not apply  Delaware  law,
thereby  subjecting the  Beneficial  Owner to liability.
To guard  against this risk,  the Trust  Instrument  (i)
contains  an  express  disclaimer  of  Beneficial  Owner
liability for acts or  obligations  of the Orbitex Group
of Funds and  requires  that  notice of such  disclaimer
be given in each  agreement,  obligation  and instrument
entered  into  by the  Orbitex  Group  of  Funds  or its
Trustees and (ii)  provides for  indemnification  out of
the   Orbitex   Group  of   Funds'   property   for  any
Beneficial   Owner  held   personally   liable  for  the
obligations  of the Orbitex  Group of Funds.  Thus,  the
risk of a  Beneficial  Owner  incurring  financial  loss
beyond  his  or her  investment  because  of  Beneficial
Owner  liability  is limited to  circumstances  in which
(i) a  court  refuses  to apply  Delaware  law,  (ii) no
contractual  limitation  of  liability  is in  effect or
(iii) the  Orbitex  Group of Funds is unable to meet its
obligations  to indemnify a Beneficial  Owner.  In light
of Delaware  law,  the nature of OGF's  business and the
nature of its assets,  the Board  believes that the risk
of  personal   liability  to  a   Beneficial   Owner  is
extremely remote.

      Stockholders of a Maryland  corporation  currently
have no personal  liability for the  corporation's  acts
or  obligations,   except  that  a  stockholder  may  be
liable to the extent that: (i) the dividends he or she receives exceed the amount which properly could have been paid under Maryland law, (ii) the consideration paid to him by the Maryland corporation for his or her stock was paid in violation of Maryland law or (iii) he or she otherwise receives any distribution, payment or release which exceeds the amount which he or she could properly receive under Maryland law.

      Liability  of  Directors  in Maryland and Trustees
in  Delaware.  Maryland  law  provides  that in addition
to any other  liability  imposed by law,  the  directors
of a  Maryland  corporation  may be liable to a Maryland
corporation:   (i)  for  voting  or   assenting  to  the
declaration  of any  dividend or other  distribution  of
assets to  stockholders  which is  contrary  to Maryland
law,   (ii)  for   voting  or   assenting   to   certain
distributions   of   assets   to   stockholders   during
liquidation  of the  corporation,  and (iii) for  voting
or  assenting  to  a  repurchase  of  the  shares  of  a
Maryland  corporation  in violation of Maryland  law. In
the event of any  litigation  against the  directors  or
officers  of  ADFI,   Maryland   law  permits   ADFI  to
indemnify a director  or officer  for  certain  expenses
and to  advance  money for such  expenses  only if he or
she  demonstrates  that he or she  acted  in good  faith
and  reasonably  believed that his or her conduct was in
the  best   interest  of  ADFI.   In  addition,   ADFI's
Articles of Incorporation  limit the personal  liability
of  directors  and officers to the  corporation  and its
stockholders  for  monetary   damages,   except  to  the
extent that a judgment or other final adjudication adverse to the director or officer is entered in a proceeding based on a finding in the proceeding that the director's or officer's action, or failure to act, was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Under  Delaware  law,  a  trustee  of  a  business
trust,   while   acting   in  such   capacity,   is  not
personally   liable  to  any   person   other  than  the
business  trust  and  beneficial  owners  for  any  act,
omission  or  obligation  of the  business  trust or any
trustee  thereof.  In addition,  to protect the Trustees
against such liability,  the Trust  Instrument  provides
that the  Trustees  will not be liable to any  person in
connection  with the assets or  affairs  of the  Orbitex
Group of Funds  and that a  Trustee  will not be  liable
for any errors of  judgment  or mistakes of fact or law;
but nothing in the Trust  Instrument  protects a trustee
against any  liability to the Orbitex  Group of Funds or
its   Beneficial   Owners  to  which  he  or  she  would
otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

      Voting    Rights    of    Maryland     Corporation
Stockholders  and Delaware  Beneficial  Owners.  Neither
Maryland  corporations nor Delaware  business trusts are
required  to  hold  annual  meetings.   ADFI's  By-laws,
however,  require  ADFI  to hold an  annual  meeting  of
stockholders   in  every  year  in  which  the  1940 Act
requires  stockholders  to elect  directors,  approve an
investment advisory  agreement,  ratify the selection of
an   independent   public   accountant   or   approve  a
distribution  agreement.  Maryland  law and the Articles
of  Incorporation  and  By-laws of ADFI  provide  that a
special  meeting  of  stockholders   may  be  called  by
(i) the  Chairman of the Board,  (ii) the  President  of
ADFI,  (iii) a  majority  of  the  Board  of  Directors,
(iv) for matters not  substantially the same as a matter
voted  on at any  special  meeting  of the  shareholders
held  during  the  preceding  twelve  (12)  months,  the
holders  of  shares  representing  at  least  25% of the
shares  entitled  to vote at such  meeting  and  (v) for
matters  substantially  the same as a matter voted on at
any  special  meeting of the  shareholders  held  during
the  preceding  twelve  (12)  months,   the  holders  of
shares   representing   at  least  50%  of  the   shares
entitled   to   vote   at  such   meeting.   The   Trust
Instrument  provides  that  Trustees  may  call  special
meetings  of  Beneficial  Owners  from  time to time for
any purpose as may be  prescribed  by Delaware  law, the
Trust   Instrument   or  the  Orbitex  Group  of  Funds'
By-laws.  The  Trust  Instrument,   however,   does  not
grant Beneficial Owners the right to call such special meetings.

      The   Trust    Instrument    provides   that   the
Beneficial  Owners  have  the  power to vote  only  with
respect to (i)the  election  or removal of  Trustees as
provided  therein,  (ii) the  approval or termination of
investment    advisory    agreements   or   distribution
contracts,  (iii) the  termination or  reorganization of
the  Orbitex  Group  of  Funds  or  any  series  of  the
Orbitex   Group   of   Funds,   (iv) with   respect   to
amendments  of the Trust  Instrument,  to the extent the
amendment   adversely   affect   the   rights   of   the
Beneficial   Owners,   and  (v) with   respect  to  such
additional  matters  as  may be  required  by  law,  the
Trust  Instrument,   By-Laws  or  as  the  Trustees  may
consider  necessary  or  desirable.  ADFI's  Articles of
Incorporation    and   Maryland   law   generally   give
stockholders  substantially  similar voting rights.  The
Trust Instrument requires 30% of the Beneficial Owners of shares entitled to vote to establish a quorum for the transaction of business at a meeting of Beneficial
Owners. ADFI's Articles of Incorporation require a majority of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

      The  Trust  Instrument  provides  that  Beneficial
Owners  of each  series  also  have the power to vote on
any matter  required to be submitted  to the  Beneficial
Owners  by the  1940  Act,  Delaware  law or  otherwise.
Under the  Trust  Instrument,  any  matter  affecting  a
particular  series  will  not  be  considered   approved
unless  approved by the required vote of the  Beneficial
Owners of that series, and, to the extent permitted by the 1940 Act, only Beneficial Owners of the affected series are entitled to vote on matters concerning that series. Subject to the foregoing, Beneficial Owners are not required to vote separately on the selection of independent accountants, the election of trustees or any submission with respect to a contract with a principal underwriter or distributor.

      Right of  Inspection.  Maryland law provides  that
persons  who have been  stockholders  of record  for six
(6)  months  or more and who own at least  five  percent
of  the  shares  of  ADGVF  may  inspect  the  books  of
account  and stock  ledger of  ADGVF.  OGF's  Beneficial
Owners  have the same  rights to  inspect  the  records,
accounts   and   books   of   OGF   as   are   permitted
stockholders   of  a  Delaware   business   corporation.
Currently,  each  stockholder  of  a  Delaware  business
corporation   is   permitted  to  inspect  the  records,
accounts and books of a business corporation for any legitimate business purposes.

      The  foregoing  is only a summary  of  certain  of
the   differences   between   ADFI,   its   Articles  of
Incorporation  and  By-laws  and  Maryland  law  and the
Orbitex  Group  of  Funds,  the  Trust  Instrument,  the
By-Laws and Delaware  Law. It is not a complete  list of
differences.  ADGVF  Stockholders  should  refer  to the
provisions  of such Articles of  Incorporation,  By-laws
and Maryland law and the Trust  Instrument,  By-laws and
Delaware Law directly  for a more  thorough  comparison.
ADGVF   Stockholders  on  the  Record  Date  may  obtain
copies of the organizational documents of ADGVF by calling the telephone number set forth on the first page of this Proxy Statement.

Federal Income Tax Consequences

      It   is   anticipated    that   the   transactions
contemplated  by the  Reorganization  Agreement  will be
tax-free.   Consummation   of  the   Reorganization   is
subject  to  receipt  of an  opinion  of  Rogers & Wells
LLP, counsel to the Orbitex Group of Funds,  that, under
Section  368(a) of the  Internal  Revenue  Code of 1986,
as  amended,  the merger of ADGVF into OGF  pursuant  to
the  Reorganization  Agreement will not give rise to the
recognition  of income,  gain or loss for federal income
tax  purposes  to ADGVF or the  ADGVF  Stockholders.  An
ADGVF  Stockholder's  adjusted basis for tax purposes in
shares  of OGF  after  the  Reorganization  will  be the
same as his or her  adjusted  basis for tax  purposes in
the  shares of ADGVF  Common  Stock  immediately  before
the   Reorganization.   Each  ADGVF  Stockholder  should
consult his or her own tax adviser  with  respect to the
state  and  local  tax   consequences  of  the  proposed
transaction.

Accounting Consequences

      The  Reorganization  will  be  accounted  for as a
business    combination    under   generally    accepted
accounting principles for investment companies.

Expenses

      The expenses related to the Reorganization will be borne by Orbitex Management.

Required Vote

      The  affirmative  vote of a majority of the shares
of  ADGVF   Common   Stock   entitled  to  vote  on  the
Reorganization    is    required    to    approve    the
Reorganization.   For  purposes  of  the  vote  for  the
Reorganization,  abstentions  and broker  non-votes will
have  the  same   effect  as  votes  cast   against  the
Reorganization.

Recommendation of the ADGVF Board of Directors

      The   Board   has    unanimously    approved   the
Reorganization    and   has    determined    that    the
Reorganization  is in the best  interests  of ADGVF  and
that the  interests  of existing  stockholders  of ADGVF
will   not   be    diluted    as   a   result   of   the
Reorganization.   THE  ADGVF   BOARD   RECOMMENDS   THAT
STOCKHOLDERS VOTE "FOR" THE REORGANIZATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      To the  knowledge  of  the  Board,  the  following
persons  owned  of  record  5% or more of  ADGVF  Common
Stock  outstanding  shares at June 24,  1999 and have as
their  business  address  American   Diversified  Funds,
Inc., 410 Park Avenue, New York, New York 10022:

Name and Address of                     Amount and Nature of          Ownership
Beneficial Owner                        Beneficial Ownership          of Class
------------------------------------------------------------------------------

James B. Rea, Jr. and immediate family                                    8.75
Gerald H. Borden                                                          5.53
R. Paul Toeppen                                                          15.18

As  of  June  24,   1999  there  were   479,525   shares
outstanding, of which 162,856.401 shares (or 33.95% of the total outstanding shares) were owned beneficially, directly or indirectly, controlled or held with power to vote, by the directors and officers of the Fund.

OTHER MATTERS

      The Board  does not  intend  to bring any  matters
before   the    Special    Meeting    other   than   the
Reorganization  described  above,  and the  Board is not
aware of any other  matters  to be  brought  before  the
Special  Meeting   thereof  by  others.   If  any  other
matters legally come before the Special Meeting, it is intended that the accompanying proxy will be voted on such matters in accordance with the best judgment of the persons named in said proxy.

      In the  event  that  sufficient  votes in favor of
the  proposals  set  forth  in  the  Notice  of  Special
Meeting of  Stockholders  are not  received  by the date
of the  Meeting,  the  proxyholders  may  propose one or
more  adjournments  of the Special  Meeting for a period
or  periods  of not more  than  sixty  (60)  days in the
aggregate  to permit  further  solicitation  of proxies,
even  though a quorum is present.  Any such  adjournment
will require the  affirmative  vote of a majority of the
votes cast on the  question,  in person or by proxy,  at
the  session of the  Special  Meeting  to be  adjourned.
Proxies  which are  instructed  to be voted  against the
matters to be  considered  at the Special  Meeting  when
it  convenes   will  be  voted  against  a  proposal  to
adjourn.

ADDITIONAL INFORMATION

      Persons    Making    the     Solicitation.     The
solicitation  of proxies may be made by,  among  others,
directors  of  ADFI  and   officers  and   employees  of
Orbitex Management.

      Shareholders   Communication  Corporation  ("SCC")
has been  retained  to  assist  in the  solicitation  of
proxies.  SCC  shall  be paid  approximately  $3,000  by
Orbitex   Management.   In  addition,   Automatic   Data
Processing  ("ADP")  has been  retained to assist in the
voting of  proxies by  telephone  or the  internet.  ADP
will   be   paid   approximately   $3,500   by   Orbitex
Management.  Orbitex  Management  will reimburse ADP and
SCC  for  their  related  out-of-pocket   expenses.  The
solicitation  of proxies  will be  largely by mail,  but
may   include,   without   additional   cost  to  ADGVF,
telephone,   telegraphic  or  oral   communications   by
directors, officers or employees of Orbitex Management.

      The expense of  preparation,  printing and mailing
this  Prospectus/Proxy  Statement  and the  other  proxy
materials    that    accompany   the    Prospectus/Proxy
Statement   will  be   borne  by   Orbitex   Management.
Orbitex Management will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the ADGVF Common Stock.

                              RESPECTFULLY SUBMITTED,


                              M. Fyzul Khan
                              Secretary


Dated:  August 18, 1999


      STOCKHOLDERS  WHO DO NOT  EXPECT TO BE  PRESENT AT
THE SPECIAL  MEETING  AND WHO WISH TO HAVE THEIR  SHARES
VOTED  ARE  URGED  TO  VOTE  THEIR  SHARES  BY  MAIL  BY
SIGNING  AND  RETURNING  THE PROXY CARD IN THE  ENCLOSED
ENVELOPE  (NO  POSTAGE  IS  REQUIRED  IF  MAILED  IN THE
UNITED   STATES),   OR  BY   TELEPHONE  OR  THROUGH  THE
INTERNET BY  FOLLOWING  THE SIMPLE  INSTRUCTIONS  ON THE
PROXY CARD.

      WHEN     SIGNING    AS     ATTORNEY,     EXECUTOR,
ADMINISTRATOR,  TRUSTEE OR  GUARDIAN,  PLEASE  GIVE YOUR
FULL TITLE AS SUCH,  WHERE STOCK IS HELD  JOINTLY,  BOTH
SIGNATURES ARE REQUIRED.


                                              APPENDIX A















          AGREEMENT AND PLAN OF REORGANIZATION


                     BY AND BETWEEN


                 ORBITEX GROUP OF FUNDS


                          AND


            AMERICAN DIVERSIFIED FUNDS, INC.





                Dated as of July 8, 1999











                                TABLE OF CONTENTS
                                   (continued)

                                      A-ii

                                TABLE OF CONTENTS


                                       A-i


ARTICLE I      CERTAIN DEFINITIONS................A-1

ARTICLE II     THE REORGANIZATION.................A-3
      Section 2.1  The Reorganization.............A-3
      Section 2.2  Closing........................A-3
      Section 2.3  Trustees and Officers
                     of the Surviving Entity......A-4

ARTICLE III    VALUATION AND CONVERSION OF SHARES.A-4
      Section 3.1  Exchange of Shares.............A-4
      Section 3.2  Exchange of Certificates.......A-4

ARTICLE IV     REPRESENTATIONS AND
               WARRANTIES OF THE COMPANY..........A-5
      Section 4.1  Organization and Qualification.A-5
      Section 4.2. Authority, Authorization and
                     Enforceability.............. A-5
      Section 4.3  Capitalization.................A-5
      Section 4.4  Subsidiaries...................A-5
      Section 4.5  No Conflicts...................A-5
      Section 4.6  Financial Statements;
                     No Undisclosed Liabilities...A-6
      Section 4.7  Books and Records..............A-6
      Section 4.8  Legal Proceedings..............A-6
      Section 4.9  No Brokers or Finders..........A-6
      Section 4.10 Investment Company
                     Registration.................A-6

ARTICLE V      REPRESENTATIONS AND
               WARRANTIES OF THE TRUST............A-7
      Section 5.1  Organization and Qualification.A-7
      Section 5.2  Authority, Authorization and
                     Enforceability...............A-7
      Section 5.3  Capitalization.................A-7
      Section 5.4  No Conflicts...................A-7
      Section 5.5  Legal Proceedings..............A-7
      Section 5.6  No Brokers or Finders..........A-7

ARTICLE VI     PRE-CLOSING COVENANTS..............A-8
      Section 6.1  Investigations
                     and Examinations.............A-8
      Section 6.2  Conduct of Business............A-8
      Section 6.3  Covenant to Proceed............A-8
      Section 6.4  Notice of Material Changes.....A-8
      Section 6.5  Regulatory Approvals...........A-8
      Section 6.6  No Default.....................A-8
      Section 6.7  Preparation of Proxy Materials.A-8
      Section 6.8  Investment Company
                     Registration.................A-9

ARTICLE VII    CONDITIONS TO THE CLOSING..........A-9
      Section 7.1  Conditions Precedent to the
                     Obligations of the Company
                     on behalf of the Fund to
                     Complete the Closing........ A-9
      Section 7.2  Representations, Warranties
                     and Covenants................A-9
      Section 7.3  No Injunctions.................A-9
      Section 7.4  SEC Related Matters............A-9
      Section 7.5  Closing Certificates...........A-9
      Section 7.6  Opinion of Counsel.............A-9
      Section 7.7  Tax Opinion of Counsel.........A-9
      Section 7.8  Closing Documents..............A-9
      Section 7.9  Fund Stockholders' Meeting.....A-10
      Section 7.10.Conditions Precedent to the
                     Obligations of the Trust on
                     behalf of  OGF to Complete
                     the Closing..................A-10
      Section 7.11  Representations, Warranties
                      and Covenants...............A-10
      Section 7.12  No Injunctions................A-10
      Section 7.13  Closing Certificates..........A-10
      Section 7.14  Opinion of Counsel............A-10
      Section 7.15  Tax Opinion of Counsel........A-10
      Section 7.16  Closing Documents.............A-10
      Section 7.17  Governmental and Regulatory
                      Consents and Approvals......A-10
      Section 7.18  Good Standing Certificates....A-10
      Section 7.19  Due Diligence.................A-11
      Section 7.20  Fund's Stockholders' Meeting..A-11

ARTICLE VIII   SURVIVAL OF REPRESENTATIONS
               AND WARRANTIES.....................A-11

ARTICLE IX     TERMINATION........................A-11

ARTICLE X      MISCELLANEOUS......................A-12
      Section 10.1  Publicity; Confidentiality....A-12
      Section 10.2  Waivers and Amendments........A-12
      Section 10.3  Governing Law.................A-12
      Section 10.4  Notices.......................A-12
      Section 10.5  Binding Effect; Assignment....A-13
      Section 10.6  Variations in Pronouns........A-13
      Section 10.7  Counterparts..................A-13
      Section 10.8  Complete Agreement............A-13
      Section 10.9  Headings......................A-13
      Section 10.10 Severability of Provisions....A-13



                                      A-iii

                        EXHIBITS


            EXHIBIT A      -     Officer's Certificate of the Trust

            EXHIBIT B      -     Assistant Secretary's Certificate of the Trust

            EXHIBIT C      -     Opinion of Counsel to the Trust

            EXHIBIT D      -     Officer's Certificate of the Fund

            EXHIBIT E      -     Secretary's Certificate of the Fund

            EXHIBIT F      -     Opinion of Counsel to the Fund



                             APPENDICES


            APPENDIX 2.1   -      Excluded Assets and Liabilities


                                      A-17


                                       A-1

          AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT   AND  PLAN  OF   REORGANIZATION   (this
"Agreement")  dated as of July 8, 1999,  by and  between
ORBITEX GROUP OF FUNDS,  a Delaware  business trust (the
"Trust"),  on behalf of its series,  ORBITEX GROWTH FUND
("OGF"),   and  AMERICAN   DIVERSIFIED  FUNDS,  INC.,  a
Maryland corporation (the "Company"), on behalf of its series, AMERICAN DIVERSIFIED GLOBAL VALUE FUND (the
"Fund").

      WHEREAS,  the Board of  Trustees  of the Trust and
the  Board  of   Directors  of  the  Company  have  each
determined   that  it  is  advisable  and  in  the  best
interests   of   their   respective    shareholders   to
consummate,    and   have    approved,    the   business
combination transaction provided for herein pursuant to which the Fund would sell, transfer and assign to the Trust, and the Trust would purchase from the Fund, certain of the assets and certain of the liabilities of the Fund (the "Reorganization"); and

      WHEREAS, ORBITEX MANAGEMENT, INC., a New York corporation ("Orbitex"), has been engaged pursuant to Investment Advisory Agreement, dated May 5, 1999, by and between Orbitex and the Company on behalf of the Fund to serve as interim investment adviser to the Fund in accordance with Rule 15a-4 under the 1940 Act;
and

      WHEREAS,  it is the  intention of the parties that
the   Reorganization   shall   qualify   as  a  tax-free
reorganization   under   Section  368  of  the  Internal
Revenue Code of 1986, as amended (the "Code"); and

      WHEREAS,  the  Trust,  on behalf  of OGF,  and the
Company,  on behalf of the Fund,  desire to make certain
representations,    warranties    and    agreements   in
connection   with   the   Reorganization   and  also  to
prescribe various conditions to the Reorganization.

      NOW,   THEREFORE,    in   consideration   of   the
foregoing    and    of   the    respective    covenants,
representations and warranties herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed:

ARTICLE I

                  CERTAIN DEFINITIONS

      As used in this Agreement, the following terms have the following meanings:

      "Action or  Proceeding"  means any  action,  suit,
proceeding  or  arbitration   by  any  Person,   or  any
investigation   or   audit   by  any   Governmental   or
Regulatory Body.

      "ADS"    has    the    meaning     specified    in
Section 3.1(c).

      "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

      "Assumed  Assets"  has the  meaning  specified  in
Section 2.1.

      "Assumed Liabilities" has the meaning specified in Section 2.1.

      "Authorities"   has  the  meaning   specified   in
Section 2.2.

      "Books and Records" means the Fund's or OGF's, as the case may be, minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records.

      "Business  Combination"  means,  with  respect  to
any   Person,   any    reorganization,    consolidation,
conversion, or combination to which such Person is a party, any sale, dividend, split or other disposition of capital stock or other equity interests of such Person, any sale, dividend or other disposition of all or substantially all of the assets and properties of such Person or any sale, dividend or disposition of a portion of the assets or properties of such Person
(other than in the ordinary course of business).

      "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York
City are authorized or obligated to close.

      "Closing"  has the  meaning  specified  in Section
2.3.

      "Closing  Date"  has  the  meaning   specified  in
Section 2.3.

      "Contract"  means any agreement,  lease,  evidence
of   indebtedness,    mortgage,    indenture,   security
agreement or other contract.

      "Delaware  Law"  has  the  meaning   specified  in
Section 2.1 hereof.

      "Declaration of Trust" has the meaning specified in Section 5.1.

      "Fund" has the meaning specified in the preamble hereof.

      "Fund   Share"  has  the  meaning   specified   in
Section 4.3.

      "GCLM" has the meaning specified in Section 2.1.

      "Governmental   or  Regulatory   Body"  means  any
court,   tribunal,   arbitrator  or  any  government  or
political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

      "Law" means any law, statute, rule, regulation, ordinance and other pronouncement having the effect of law of any Governmental or Regulatory Body.

      "Liabilities"      means     all     indebtedness,
obligations  and other  liabilities  of the Fund or OGF,
as  the  case  may  be,   whether   absolute,   accrued,
contingent, fixed or otherwise, or whether due or to become due.

      "Material Adverse Effect" as to any Person means a material adverse effect on the business, prospects, results of operations or financial condition of such Person.

      "1940 Act"  means the  Investment  Company  Act of
1940, as amended.

      "1933 Act" means the Securities Act of 1933, as amended.

      "OGF" has the meaning specified in the preamble hereof.

      "OGF Share" has the meaning  specified  in Section
3.1(b).

      "Orbitex"   has  the  meaning   specified  in  the
preamble hereof.

      "Order"   means   any  writ,   judgment,   decree,
injunction  or  similar  order  of  any   Government  or
Regulatory Body, in each case whether preliminary or final.

      "Person"   means  any   individual,   corporation,
partnership,    firm,   joint   venture,    association,
joint-stock     company,      trust,      unincorporated
organization, Governmental or Regulatory Body or other entity.

      "Proxy  Materials"  has the meaning  specified  in
Section 6.8 hereof.

      "Regulatory Reports" has the meaning specified in Section 4.10.

      "Reorganization" has the meaning specified in the recitals.

      "SEC"  means  the  United  States  Securities  and
Exchange Commission.

      "Surviving  Entity" has the meaning  specified  in
Section 2.1 hereof.

      "Trust"   has  the   meaning   specified   in  the
preamble hereof.

ARTICLE II

                   THE REORGANIZATION

SectioThe Reorganization.

(a)   Subject   to  the   requisite   approval   of  the
stockholders  of the  Company and to the other terms and
conditions  contained  herein,  the  Company  agrees  to
assign,  sell,  convey,  transfer,  and  deliver  to the
Trust as of the  Closing  Date  certain of the assets of
the  Fund of  every  kind  and  nature  existing  on the
Closing  Date,  other  than  those  assets  set forth on
Appendix 2.1 (the  "Assumed  Assets").  The Trust agrees
in exchange  therefor:  (i) to  assume all of the Fund's
liabilities  existing  on or  after  the  Closing  Date,
whether or not  determinable on the Closing Date,  other
than  those   liabilities   set  forth  on  Appendix 2.1
hereto (the  "Assumed  Liabilities")  and (ii) to  issue
and   deliver   to  the  Fund  a  number   of  full  and
fractional  OGF  Shares  having an  aggregate  net asset
value  equal to the value of the  Assumed  Assets of the
Fund  less  the   Assumed   Liabilities   of  the  Fund,
determined as provided for under Article III.

(b)   The  Assumed  Assets of the Fund to be acquired by
the  Trust  shall  include   (except  for  the  excluded
assets  set  forth  on  appendix  2.1  hereto),  without
limitation,  all  cash,  cash  equivalents,  securities,
receivables    (including    interest    or    dividends
receivables),  claims,  chooses  in  action,  and  other
property   owned  by  the  Fund,  and  any  deferred  or
prepaid  expenses  shown as an asset on the books of the
Fund on the  Closing  Date.  The Fund  will pay or cause
to be  paid  to  the  Trust  any  dividend  or  interest
payments  received  by it on or after the  Closing  Date
with respect to the Assumed  Assets  transferred  to the
Trust   hereunder,   and  the  Trust  will   retain  any
dividend or interest payments received by it after the Valuation Time with respect to the Assumed Assets transferred hereunder without regard to the payment date thereof.

(c)   The  Assumed  Liabilities  shall  include  (except
for the excluded  liabilities  set forth on Appendix 2.1
hereto)   all  of   the   Fund's   liabilities,   debts,
obligations,  and duties,  of  whatever  kind or nature,
whether  absolute,  accrued,  contingent,  or otherwise,
whether  or  not  arising  in  the  ordinary  course  of
business,  whether or not  determinable  on the  Closing
Date,  and  whether or not  specifically  referred to in
this  Agreement.   Notwithstanding  the  foregoing,  the
Company agrees to use its best efforts to discharge all of the Fund's known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Any reporting responsibility of the Company with respect to the Fund is and shall remain the Company's responsibility.

(e)   Any transfer  taxes  payable upon  issuance of the
OGF Shares in a name  other than that of the  registered
holder  on  the   Fund's   books  of  the  Fund   shares
constructively exchanged for the OGF Shares shall be paid by the person to whom such OGF Shares are to be issued, as a condition of such transfer.

SectioClosing.  The closing of the  Reorganization  (the
"Closing")  will take  place at the  offices of Rogers &
Wells LLP,  200 Park Avenue,  New York,  New York 10166,
or at such other  place as the parties  hereto  mutually
agree,  on a date and at a time to be  specified  by the
parties,  which  shall in no event be later  than  10:00
a.m.,  local time,  on the fifth  Business Day following
satisfaction    of   the   conditions   set   forth   in
ARTICLE VII or, if permissible, waived in accordance with this Agreement, or on such other date as the parties hereto mutually agree (the "Closing Date").
Following the closing on the Closing Date, the parties shall file the Certificates with the Authorities.

SectioTrustees  and  Officers of the  Surviving  Entity.
From and  after  the  Closing  Date,  the  trustees  and
officers  of the  Surviving  Entity  shall  be the  same
persons  who  were  the  trustees  and  officers  of the
Trust  immediately  prior to the Closing Date,  and each
of  them   shall   continue   in  office   until   their
successors  shall have been duly  elected  or  appointed
and   qualified   or   until   their   earlier    death,
resignation   or   removal   in   accordance   with  the
Surviving Entity's Declaration of Trust and applicable law.

ARTICLE III

           VALUATION AND CONVERSION OF SHARES

SectioExchange of Shares.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing
Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the "Valuation
Time").

(b)   The net asset  value  per  share of the  shares of
OGF to be  delivered  to the Fund  (the  "OGF  Shares"),
the   value   of  the   Assumed   Assets   of  the  Fund
transferred  hereunder,  and the  value  of the  Assumed
Liabilities of the Fund to be assumed hereunder shall in each case be determined as of the Valuation Time.

(c)   All  computations  pursuant to this Section  shall
be made by or under  the  direction  of PFPC,  Inc.,  as
the Fund's  administrator,  and American Data  Services,
Inc.   ("ADS"),   as  the  Trust's   administrator,   in
accordance with their regular practices.

SectioExchange of Certificates. On the Closing Date, the Trust shall establish an open account in the share records of OGF in the name of each stockholder of the Fund and representing the number of OGF Shares having an aggregate net asset value equal to the value of the Assumed Assets of the Fund transferred hereunder less the Assumed Liabilities, determined as provided in
Section 3.1. The accounts of stockholders of the Fund who have not been issued certificates representing
Fund shares and whose shares are held in open account with PFPC, Inc., as the Fund's transfer agent, shall become open accounts with ADS in its capacity as the transfer agent for OGF.

ARTICLE IV

     REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to the Trust as follows:

SectioOrganization  and  Qualification.  The  Company is
a corporation  duly  incorporated,  validly existing and
in  good  standing  under  the  laws  of  the  State  of
Maryland  and is duly  qualified,  licensed  or admitted
to do  business  and is in good  standing  as a  foreign
corporation  under the laws of the  State of  California
and each other  jurisdiction  in which the nature of the
business   to   be    conducted   by   it   makes   such
qualification,   licensing   or   admission   necessary,
except in such other jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Fund or its properties and assets.

SectioAuthority,   Authorization   and   Enforceability.
The execution,  delivery and  performance by the Company
of  this   Agreement   and  the   consummation   of  the
transactions  contemplated  herein  have  been  duly and
validly  authorized  by the  Board of  Directors  of the
Company  (the  "Board")  and the Board has  resolved  to
recommend    the    Reorganization    to   the    Fund's
stockholders  and  to  call  a  special  meeting  of the
stockholders   for  the   purpose   of   approving   the
Reorganization  and this  Agreement,  to be held as soon
as  is   practicable   after  the   execution   of  this
Agreement,  but in no event  later  than sixty (60) days
after  OGF has  furnished  the  Proxy  Materials  to the
Fund's  stockholders.  Other than the  affirmative  vote
of the  holders of a majority  of the Fund Shares at the
Fund's   stockholders   meeting   or   any   adjournment
thereof,  no other  corporate  action on the part of the
Company or its  stockholders  is  necessary to authorize
the   execution,   delivery  and   performance  of  this
Agreement  by the  Company  or the  consummation  by the
Company of the transactions  contemplated  hereby.  This
Agreement  has  been  duly  and  validly   executed  and
delivered by the Company on behalf of the Fund and is a legal, valid and binding obligation of the Company and the Fund enforceable in accordance with its terms.

SectioCapitalization.  The  authorized  capital  of  the
Fund  consists  of  20,000,000  shares of common  stock,
$1.00  par  value  per  share,  of  which  as of July 6,
1999,  476,311.328  shares  have  been  issued  and  are
outstanding  (each,  a "Fund  Share"  and  collectively,
the   "Fund   Shares").   The  Fund   Shares   are  duly
authorized, validly issued, outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares. There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

SectioSubsidiaries.  The Company has no subsidiaries.

SectioNo  Conflicts.  Except  for  consents,  approvals,
or  waivers  to  be  received  prior  to  Closing,   the
execution,  delivery and  performance  by the Company on
behalf of the Fund of this  Agreement  does not, and the
consummation  of the  transactions  contemplated  herein
will  not,  (i) violate  or  conflict  with  the  terms,
conditions    or   provisions   of   its   Articles   of
Incorporation, By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound, (ii) result in a breach or violation by the Company or the Fund of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

SectioFinancial Statements; No Undisclosed Liabilities.

(a) Prior to the execution of this Agreement, the Company on behalf of the Fund has delivered to the Trust on behalf of OGF true and complete copies of the audited balance sheet of the Fund as of March 31, 1999, and the related audited statements of income and retained earnings and cash flows for the period then ended, together with a true and correct copy of the report on such audited information by Tait, Weller &
Baker, certified public accountants, and all letters from such accountants with respect to the results of such audits; and

(b)   Except  as set  forth in the  notes  thereto,  all
such  financial  statements  were prepared in accordance
with   generally   accepted    accounting    principles,
consistently   applied   throughout   the  periods  then
ended,  and fairly  present the financial  condition and
results of operations  of the Fund as of the  respective
dates  thereof and for the  respective  periods  covered
thereby   subject,   in  the   case  of  the   unaudited
financial   statements,   to   normal   year-end   audit
adjustments and the absence of footnotes.

(c) Except as reflected or reserved against in the audited March 31, 1999 balance sheet or in the notes thereto, there are no Liabilities against, relating to or affecting the Company or the Fund or any of their respective properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Fund or its properties or assets.

SectioBooks  and  Records.  The  minute  books and other
similar  records  of the  Company as made  available  to
OGF prior to the execution of this  Agreement  contain a
true and  complete  record  of all  action  taken at all
meetings  and  by  all  written   consents  in  lieu  of
meetings of the  stockholders,  the Board and committees
of  the  Board  of  the  Company.   The  stock  transfer
ledgers  and other  similar  records  of the  Company as
made  available  to OGF prior to the  execution  of this
Agreement   accurately   reflect  all  record  transfers
prior  to  the  execution  of  this   Agreement  in  the
capital  stock of the Fund.  The  Company  does not have
any  Books  and   Records   which  have  not  been  made
available to OGF.

SectioLegal   Proceedings.   There  is  no   Action   or
Proceeding  pending  or,  to the  best of the  Company's
knowledge,    threatened   against,   relating   to   or
affecting the Fund.

SectioNo Brokers or Finders.  No agent,  broker,  finder
or investment or commercial  banker,  or other Person or
firm  engaged  by or acting on behalf of the  Company in
connection   with   the   negotiation,    execution   or
performance  of this  Agreement  or any other  agreement
contemplated   hereby,   or  the   consummation  of  the
transactions   contemplated   hereby,   is  or  will  be
entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

SectioInvestment  Company  Registration.  The Company is
duly  registered as a diversified,  open-end  management
investment  company  under the 1940  Act,  and under all
applicable   state   statutes  or  related   laws.   The
Company has  delivered to OGF a true and  complete  copy
of  the  Company's  currently   effective   registration
statement  on Form N-1A  relating to the Fund,  as filed
with the SEC,  and has made  available  to OGF all state
and  federal  registration  forms,  all prior  Form N-1A
filings  relating to the Fund and all  reports  filed by
the  Company  with  the SEC  under  the 1940 Act and the
rules  promulgated  thereunder  or  otherwise  and under
similar  state  statutes   (together,   the  "Regulatory
Reports")   within   the  last  five  (5)   years.   The
information  contained  in the  Regulatory  Reports  was
true and  complete  in all  material  respects as of the
time  of  filing   and,   except  as   indicated   on  a
subsequent  form or  report  filed  before  the  Closing
Date,   continues   to  be  true  and  complete  in  all
material respects. Each such registration is in full force and effect. The Company has timely computed and publicized the Fund's net asset value in accordance with the provisions of the 1940 Act.

ARTICLE V

      REPRESENTATIONS AND WARRANTIES OF THE TRUST

      The Trust represents and warrants to the Company as follows:

SectioOrganization  and  Qualification.  The  Trust  was
organized  pursuant to an Agreement and  Declaration  of
Trust,  dated  December 31,  1996 (the  "Declaration  of
Trust"),  under  the laws of the State of  Delaware  and
is duly  qualified,  licensed or admitted to do business
and in good  standing as a foreign  trust under the laws
of  each   jurisdiction  in  which  the  nature  of  the
business   to   be    conducted   by   it   makes   such
qualification,   licensing   or   admission   necessary,
except in such jurisdictions where the failure to be so qualified, licensed or admitted or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

SectioAuthority,   Authorization   and   Enforceability.
The   execution,   delivery  and   performance  of  this
Agreement by the Trust and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Trust. This Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.

SectioCapitalization.   The  OGF  Shares,  when  issued,
will be duly authorized, validly issued, fully paid and non-assessable. The Trust is authorized to issue an unlimited number of no par shares of beneficial interest with respect to its series including OGF.

SectioNo  Conflicts.  Except  for  consents,  approvals,
or  waivers  to  be  received  prior  to  Closing,   the
execution, delivery and performance of this Agreement by the Trust on behalf of OGF does not, and the consummation of the transactions contemplated herein will not, (i) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which OGF is a party or by which it or its assets are bound, (ii) result in a breach or violation by the Trust or OGF of any of the terms, conditions or provisions of any Law or Order, or (iii) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

SectioLegal   Proceedings.   There  is  no   Action   or
Proceeding  pending  or,  to the  best  of  the  Trust's
knowledge,    threatened   against,   relating   to   or
affecting  the Trust or OGF which  (i) could  reasonably
be  expected  to  result  in the  issuance  of an  Order
restraining,   enjoining  or  otherwise  prohibiting  or
making   illegal   the   consummation   of  any  of  the
transactions    contemplated    herein   or   (ii) could
reasonably   be   expected,   individually   or  in  the
aggregate with any other such Action or Proceeding, to have a Material Adverse Effect on the Trust, OGF or its properties and assets.

SectioNo Brokers or Finders.  No agent,  broker,  finder
or investment or commercial  banker,  or other Person or
firm  engaged  by or  acting  on  behalf of the Trust in
connection   with   the   negotiation,    execution   or
performance of this Agreement or the consummation of the transactions contemplated herein, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

ARTICLE VI

                 PRE-CLOSING COVENANTS

      From the date of the execution of this Agreement through the Closing Date:

SectioInvestigations   and   Examinations.   Each  party
will cooperate and will cause its representatives and agents to cooperate, in all reasonable respects in connection with the performance by the other party of its inspection and examination of such party.

SectioConduct   of   Business.   Each   party  will  (i)
conduct its business in the  ordinary and normal  course
of  business   consistent  with  past  practice  in  all
material respects and (ii) comply with any Law and Order applicable to such business.

SectioCovenant   to   Proceed.    Each   party    hereto
covenants  to use  all  reasonable  efforts  within  its
control    (i)   to   prevent    the   breach   of   any
representation  or  warranty  of such  party  hereunder,
(ii)  to  satisfy  all   covenants  of  such  party  and
closing  conditions  hereunder,  (iii) to cooperate with
the  other  party  hereto  and to  take or  cause  to be
taken  all  other  actions  and do, or cause to be done,
all other things  necessary,  proper or  appropriate  to
consummate   and   make   effective   the   transactions
contemplated  by this  Agreement  and  (iv) to  promptly
cure  any  breach  of  a  representation,   warranty  or
covenant of such party hereunder upon its learning of same.

SectioNotice  of  Material  Changes.   Each  party  will
notify the other party  hereto of any  material  adverse
change in such party's business,  prospects,  results of
operations   or   financial   condition   as   soon   as
practicable following such change.

SectioRegulatory  Approvals.  Each  party  will  (i) use
best  efforts and proceed  diligently  and in good faith
as  promptly  as  practicable  to obtain  all  consents,
approvals  or actions of, to make all  filings  with and
to  give  all  notices  to  Governmental  or  Regulatory
Bodies   required  of  the   respective   party  or  its
respective  Affiliates  to consummate  the  transactions
contemplated   hereby   and   (ii) provide   such  other
information and  communications  to such Governmental or
Regulatory   Bodies   as  each  such   Governmental   or
Regulatory  Body may  reasonably  request in  connection
therewith.    Each    party    will    provide    prompt
notification  to the other party when any such  consent,
approval,  action,  filing  or  notice  referred  to  in
clause (i) above is obtained,  taken,  made or given, as
applicable,  and, prior to the Closing,  will advise the
other   party  of  any   communications   (and,   unless
precluded by Law, provide copies to the other party of any such communications that are in writing) with any Governmental or Regulatory Body regarding any of the transactions contemplated herein.

SectioNo Default. No party hereto shall do any act or intentionally omit to do any act which would cause a breach of any representation, warranty, covenant or agreement by it under this Agreement.

SectioPreparation  of  Proxy  Materials.  The  Fund  and
OGF shall  cooperate with each other in the  preparation
of the  Registration  Statement  on Form N-14  including
the  prospectus/proxy  statement  contained  therein and
other materials  (collectively,  the "Proxy  Materials")
required  to be  delivered  to the  Fund's  stockholders
pursuant  to the  1933 Act  and  1940 Act  and any other
applicable   federal   or  state   securities   laws  in
connection with the Reorganization and this Agreement and to cause such Proxy Materials to be filed with the SEC as promptly as practicable after the execution of this Agreement.

SectioInvestment  Company   Registration.   The  Company
will provide the Trust and OGF with true and complete copies of all the Regulatory Reports filed from and after the date hereof and prior to the Closing Date.

ARTICLE VII

               CONDITIONS TO THE CLOSING

SectioConditions  Precedent to the  Obligations  of the
Company  on  behalf  of  the  Fund  to  Complete   the
Closing. The obligations of the Company on behalf of the Fund herein are subject to the fulfillment on or prior to the Closing Date of the conditions set forth in this Section 7.1 below, any one or more of which may be waived by the Company.

SectioRepresentations,  Warranties  and  Covenants.  The
representations  and  warranties of the Trust  contained
in this  Agreement  shall be true,  correct and complete
in all  material  respects on and as of the Closing Date
with the same  force and  effect  as though  made on and
as of the  Closing  Date  except  those  representations
and  warranties  expressly  stated  herein to be made as
of a  specified  date  shall  be  true  in all  material
respects  only as of such  date.  The Trust  shall  have
performed  and  complied in all material  respects  with
its   covenants   and   agreements   required   by  this
Agreement to be performed or complied with by it on or prior to the Closing Date.

SectioNo Injunctions.  No temporary  restraining  order,
preliminary  or  permanent  injunction  or  other  order
issued by any court of competent  jurisdiction  or other
legal   restraint   or   prohibition    preventing   the
consummation   of   this   Agreement   or  the   related
transactions shall be in effect.

SectioSEC  Related  Matters.  The Trust on behalf of OFG
shall have filed with the SEC a  Registration  Statement
on  Form N-14  under  the  1933  Act  and the  1940  Act
relating  to the OGF Shares  and that such  registration
statement,  including  the Proxy  Materials,  shall have
become   effective   and  no  order  shall  have  issued
withdrawing,     suspending    or    terminating    such
effectiveness,  no stop  order  shall  have been  issued
with  respect to the OGF Shares  and no  proceeding  for
any  such   purpose   shall  have  been   initiated   or
threatened by the SEC.

SectioClosing   Certificates.   The  Trust   shall  have
delivered to the Fund a  certificate,  dated the Closing
Date and  executed  by the  Chairman  of the Board,  the
President or any  Executive or Senior Vice  President of
the Trust,  substantially  in the form and to the effect
of  Exhibit A  hereto,  and  a  certificate,  dated  the
Closing   Date  and   executed  by  the   Secretary   or
Assistant Secretary of the Trust, substantially in the form and to the effect of Exhibit B hereto.

SectioOpinion   of   Counsel.   The  Fund   shall   have
received an opinion of Rogers & Wells LLP, counsel to the Trust, dated the Closing Date, substantially in the form and to the effect of Exhibit C hereto.

SectioTax Opinion of Counsel. The Fund shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Reorganization will constitute a tax free reorganization as defined in Section 368(a) of the Code.

SectioClosing  Documents.  The Trust  will  execute  and
deliver,  or cause to be executed and delivered,  to the
Company  all  documents   reasonably  requested  by  the
Company  or  reasonably   necessary  to  effectuate  the
transactions   contemplated  hereby,  including  without
limitation,  state and local  transfer tax and gains tax
returns  and  any  other   filings  in  any   applicable
governmental jurisdiction.

SectioFund  Stockholders'  Meeting.  The  Reorganization
shall have been  approved by the  holders of  two-thirds
of   the   Fund   Shares,   in   accordance   with   the
requirements of the GCLM.

SectioConditions Precedent to the Obligations of the Trust on behalf of OGF to Complete the Closing. The obligations of the Trust on behalf of OGF herein are subject to the fulfillment on or prior to the Closing
Date of the conditions specified in this Section 7.2, any one or more of which may be waived by the Trust.

SectioRepresentations,  Warranties  and  Covenants.  The
representations    and   warranties   of   the   Company
contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except those representations and warranties expressly stated herein to be made as of a specified date shall be true in all material respects only as of such date. The Company shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to such Closing Date.

SectioNo Injunctions.  No temporary  restraining  order,
preliminary  or  permanent  injunction  or  other  order
issued by any court of competent  jurisdiction  or other
legal   restraint   or   prohibition    preventing   the
consummation   of   this   Agreement   or  the   related
transactions shall be in effect.

SectioClosing  Certificates.   The  Company  shall  have
delivered  to  the  Trust  a   certificate,   dated  the
Closing Date and executed by the Chairman of the Board, the President or any Executive Vice President of the Company, substantially in the form and to the effect of Exhibit D hereto and a certificate, dated the Closing Date And executed by the Secretary or any Assistant Secretary of the Company, substantially in the form and to the effect of Exhibit E hereto.

SectioOpinion   of   Counsel.   The  Trust   shall  have
received an opinion of Spitzer & Feldman P.C., counsel to the Fund, dated the Closing Date, substantially in the form and to the effect of Exhibit F hereto.

SectioTax Opinion of Counsel. The Trust shall have received an opinion from Rogers & Wells LLP, counsel to the Trust, to the effect that the Reorganization will constitute a tax free reorganization as defined in Section 368(a) of the Code.

SectioClosing  Documents.  The Company  will execute and
deliver,  or cause to be executed and delivered,  to the
Trust all  documents  reasonably  requested by the Trust
or reasonably  necessary to effectuate the  transactions
contemplated   hereby,   including  without  limitation,
state and local  transfer  tax and gains tax returns and
any  other  filings  in  any   applicable   governmental
jurisdiction.

SectioGovernmental   and   Regulatory   Consents   and
Approvals.   Other  than  the  filing  provided  for  by
Section 2.3,  all  consents,  approvals  and actions of,
filings  with  and  notices  to  any   Governmental   or
Regulatory Body,  required under  applicable  securities
"blue  sky"  laws,   or  the  failure  of  which  to  be
obtained or taken could be reasonably expected to have a Material Adverse Effect on OGF, or on the ability of the Trust to consummate the transactions contemplated hereby, shall have been obtained, all in form and substance reasonably satisfactory to the Trust and no such consent, approval or action shall contain any term or condition which could be reasonably expected to result in a material diminution of the benefits of the Reorganization to the Trust or OGF.

SectioGood  Standing  Certificates.  The  Company  shall
have  delivered to the Trust  (a) copies of the articles
of   incorporation   (or  other   comparable   corporate
charter  documents),  including all amendments  thereto,
of the Company  certified  by the  Secretary of State of
the State of Maryland or other  appropriate  official of
the  jurisdiction  of  incorporation,   (b) certificates
from the  Secretary  of State of the  State of  Maryland
or  other   appropriate   official  of  the   respective
jurisdictions of incorporation to the effect that the Company is in good standing or subsisting in such jurisdiction, listing all charter documents of the Company on file and attesting to its payment of all franchise or similar taxes, and (c) a certificate from the Secretary of State of the State of California or other appropriate official in each jurisdiction in which the Fund is qualified or admitted to do business to the effect that the Fund is duly qualified or admitted and in good standing in such jurisdiction.

SectioDue Diligence. The Trust shall have completed, to its satisfaction, its due diligence investigation of the Fund.

SectioFund's       Stockholders'       Meeting.      The
Reorganization shall have been approved by the holders of two-thirds of the Fund's Shares in accordance with the GCLM.

ARTICLE VIII

       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

      The  representations  and warranties of each party
contained   in  this   Agreement   or  any   certificate
delivered  at the  Closing  shall  survive to, and shall
expire  upon,   the  Closing.   No  claim  may  be  made
against any party hereto, and no party hereto shall have any liability to the other party hereto, with respect to any inaccuracy in or any breach of any representation or warranty after the Closing.

ARTICLE IX

                      TERMINATION

      Anything   contained  in  this  Agreement  to  the
contrary   notwithstanding,   this   Agreement   may  be
terminated at any time prior to the Closing Date:

(a)   by the mutual consent of the parties hereto;

(b) by the Trust upon any material breach by the Company of any of its representations, warranties or covenants contained in this Agreement; provided, that the Company shall have been given written notice of such breach and a reasonable opportunity to cure such breach;

(c)   by the  Company  upon any  material  breach by the
Trust  of  any  of its  representations,  warranties  or
covenants  contained in this Agreement;  provided,  that
the Trust shall have been given  written  notice of such
breach  and  a  reasonable   opportunity  to  cure  such
breach; and

(d) by either party if the Closing hereunder does not occur by August 31, 1999, unless such date is extended by mutual consent of the parties hereto.

      In  the  event  that  this   Agreement   shall  be
terminated pursuant to this ARTICLE IX, all further obligations of the parties under this Agreement shall terminate without further liability of either party to the other party, except for any liability of either party for any of its representations, warranties or covenants, the breach of which was the cause of a termination pursuant to (b) or (c) above.

ARTICLE X

                     MISCELLANEOUS

SectioPublicity;     Confidentiality.    No    publicity
release   or   public   announcement   concerning   this
Agreement  or  the  transactions   contemplated   herein
shall be made by either  party  hereto  without  advance
approval  thereof by the other party  hereto;  provided,
however,  that  (i) approval  by such other party of any
proposed  press  release  or  other  public   disclosure
shall not be unreasonably withheld or delayed and (ii) if any such party is advised by legal counsel that such public disclosure by such party is required by Law or by any listing agreement with any national securities exchange or automated quotation system to which such party is subject, such party may make such disclosure without the prior approval of the other party hereto, provided that the disclosing party, to the extent practicable, first provides the other party with a copy or draft of such proposed disclosure and provides such other party an opportunity to review and comment thereon.

SectioWaivers  and  Amendments.  This  Agreement  may be
amended,  superseded,  cancelled,  renewed or  extended,
and the terms  hereof may be  waived,  only by a written
instrument  signed by the  parties  or, in the case of a
waiver,  by the party  waiving  compliance.  No delay on
the part of any party in  exercising  any  right,  power
or  privilege   hereunder  shall  operate  as  a  waiver
thereof.

SectioGoverning  Law. This  Agreement  shall be governed
by and  construed  in  accordance  with  the laws of the
State  of New  York.  Any  judicial  proceeding  brought
against  any of the  parties  to this  Agreement  on any
dispute  arising  out of this  Agreement  or any  matter
related  hereto  may be  brought  in the  courts  of the
State of New York and,  by  execution  and  delivery  of
this  Agreement,  each of the parties hereto accepts and
consents  to  the  non-exclusive   jurisdiction  of  the
aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

SectioNotices.  All  notices  and  other  communications
required or  permitted  to be given  hereunder  shall be
in   writing   and   shall  be  given  by   (i) personal
delivery,  (ii) United  States  registered  or certified
mail  (postage   prepaid,   return  receipt   requested)
addressed as hereinafter  provided,  (iii) a  nationally
recognized    overnight   courier   or   (iv) telephonic
facsimile   transmission.   Notice  shall  be  sent  and
deemed  given when (i) if  personally  delivered  or via
overnight  courier,  then  upon  receipt  (or  the  date
delivery  is  refused)  by  the  receiving   party,   or
(ii) if  mailed,  then three  business  days after being
postmarked,  or (iii) if sent via  telephonic  facsimile
transmission,   then  upon   receipt  by  a   designated
facsimile   receiving   device  in  the  office  of  the
receiving party.

      Until   further   notice,    notices   and   other
communications hereunder shall be addressed to the parties as follows:

            If to the Trust:

            ORBITEX GROUP OF FUNDS
            c/o Orbitex Management, Inc.
            410 Park Avenue, 18th Floor
            New York, NY 10022
            Attention:  M. Fyzul Khan
            Telephone:  (212) 891-7914
            Facsimile:  (212) 616-7954

            With a copy to:

            Rogers & Wells LLP
            200 Park Avenue
            New York, NY 10166-0153
            Attention:  John A. Healy, Esq.
            Telephone:  (212) 878-8000
            Facsimile:  (212) 878-8375

            If to the Fund:

            American Diversified Funds, Inc.
            c/o James B. Rea, Jr.
            2305 Donella Circle
            Los Angeles, CA 90077
            Telephone:  (310) 472-2495
            Facsimile:  (310) 209-2610

            With a copy to:

            Spitzer & Feldman P.C.
            405 Park Avenue
            New York, NY 10022-4405
            Attention:  Thomas R. Westle, Esq.
            Telephone:  (212) 888-6680
            Facsimile:  (212) 838-7472

SectioBinding   Effect;   Assignment.   This   Agreement
shall be  binding  upon and inure to the  benefit of the
parties  and  their  respective   successors  and  legal
representatives. Except as otherwise provided herein, this Agreement is not assignable by any party hereto without the prior written consent of the other parties hereto and any other purported assignment shall be null and void.

SectioVariations in Pronouns. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

SectioCounterparts.  This  Agreement  may be executed by
the  parties  hereto in separate  counterparts,  each of
which  when  so  executed  and  delivered  shall  be  an
original,  but  all  such  counterparts  shall  together
constitute   one   and   the   same   instrument.   Each
counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

SectioComplete Agreement. This Agreement constitutes the complete agreement of the parties with respect to the subject matter thereof, and supersedes all prior agreements or understandings among the parties hereto.

SectioHeadings.  The  headings  in  this  Agreement  are
for   reference   only,   and  shall  not   affect   the
interpretation of this Agreement.

SectioSeverability  of  Provisions.  If any provision or
any portion of any  provision  of this  Agreement or the
application  of such  provision  or any portion  thereof
to any  Person or  circumstance,  shall be held  invalid
or   unenforceable,   the  remaining   portion  of  such
provision   and  the   remaining   provisions   of  this
Agreement,  or the  application  of  such  provision  or
portion  of  such   provision  as  is  held  invalid  or
unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.


                                      A-27

      IN   WITNESS   WHEREOF,    the   parties   hereto,
intending  to  be  legally  bound   hereby,   have  duly
executed   this   Agreement  on  the  date  first  above
written.


                        ORBITEX GROUP OF FUNDS



                        By:
                        Name:  James L. Nelson
                        Title: President and Chief
                        Executive Officer


                        AMERICAN DIVERSIFIED FUNDS, INC.



                        By:
                        Name: James B. Rea, Jr.
                        Title:President



                      APPENDIX 2.1

            Excluded Assets and Liabilities


Excluded Assets

The following corporate names:

      1.    American Diversified Funds, Inc.;

      2.    American Diversified Global Value Fund; and

      3.    Rea Graham Value Fund.



Excluded Liabilities

All liabilities not directly related to, arising out of, or resulting from the operation of the Fund.


         EXHIBIT A TO REORGANIZATION AGREEMENT


                 Officer's Certificate


      I,   JAMES  L.   NELSON,   President   and   Chief
Executive   Officer  of  Orbitex   Group  of  Funds,   a
Delaware  business  trust  (the  "Trust"),  pursuant  to
Section   7.1(d)   of  the   Agreement   and   Plan   of
Reorganization,   dated   as  of  July  8,   1999   (the
"Reorganization   Agreement";   capitalized   terms  not
defined herein shall have the meanings ascribed to them in the Reorganization Agreement), by and between the Trust and American Diversified Funds, Inc., a
Maryland corporation, DO HEREBY CERTIFY on behalf of the Trust that:

      (1)    Each    of    the    representations    and
warranties  made  by the  Trust  in  the  Reorganization
Agreement   is  true,   correct  and   complete  in  all
material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof except that those representations and warranties expressly stated herein to be made as of a specified date are true in all material respects only as of such date.

      (2)    Each  of  the  covenants   and   agreements
required   by  the   Reorganization   Agreement   to  be
performed or complied with by the Trust on or prior to the Closing has been performed or complied with in all material respects.

      IN  WITNESS  WHEREOF,  the Trust has  caused  this
Certificate   to  be  executed  on  its  behalf  by  the
undersigned on and as of the ____ day of ______, 1999.


                  ORBITEX GROUP OF FUNDS



                  By:________________________________
                  Name: James L. Nelson
                  Title:   President and Chief
                  Executive Officer


         EXHIBIT B TO REORGANIZATION AGREEMENT


           Assistant Secretary's Certificate


      I,  KEVIN  P.  MEEHAN,   Assistant   Secretary  of
Orbitex Group of Funds,  a Delaware  business trust (the
"Trust"),  pursuant to  Section 7.1(d)  of the Agreement
and Plan or  Reorganization,  dated  as of July 8,  1999
(the "Reorganization Agreement"), by and between the Trust and American Diversified Funds, Inc., a Maryland corporation, DO HEREBY CERTIFY on behalf of the Trust as follows:

      (1)    Attached  hereto  as  Exhibit  A is a true,
complete   and  correct  copy  of  the   Agreement   and
Declaration  of Trust of the  Trust  and all  amendments
thereto (as so  amended,  the  "Declaration  of Trust"),
and no  amendment to the  Declaration  of Trust has been
authorized  or  become  effective  since the date of the
last  of  such   amendments,   no   amendment  or  other
document  relating to or affecting  the  Declaration  of
Trust has been filed in the office of the  Secretary  of
State of the State of  Delaware  since  such date and no
action has been taken by the  Trust,  its  stockholders,
directors  or  officers in  contemplation  of the filing
of  any  such   amendment   or  other   document  or  in
contemplation of the liquidation or dissolution of the Trust.

      (2) Attached hereto as Exhibit B is a true, complete and correct copy of the By-Laws of the Trust as in full force and effect on the date hereof and at all times since [date of last amendment].

      (3)    Attached  hereto  as  Exhibit  C is a true,
complete  and  correct  copy of  resolutions  adopted by
the Board of Trustees  of the Trust with  respect to the
Reorganization    Agreement    and   the    transactions
contemplated  thereby,  which  resolutions were duly and
validly  adopted at a meeting  of the Board of  Trustees
of the  Trust on  ___________,  1999,  at which a quorum
was   present   and   acting   throughout.    All   such
resolutions  are in full  force  and  effect on the date
hereof  in the  form  in  which  adopted  and  no  other
resolutions  have been  adopted by the Board of Trustees
of the Trust or any  committee  thereof  relating to the
Reorganization    Agreement    and   the    transactions
contemplated thereby.

      Each  of  the  following  named  individuals  is a
duly  elected  or   appointed,   qualified   and  acting
officer of the Trust who holds the  office set  opposite
such  individual's   name,  and  the  signature  written
opposite the name and title of such officer is such officer's genuine signature:

James L. Nelson   President and
                  Chief Executive Officer

Kimberly S. Ratz  Treasurer

Kevin P. Meehan   Assistant Secretary


      IN  WITNESS  WHEREOF,  the Trust has  caused  this
Certificate   to  be  executed  on  its  behalf  by  the
undersigned on and as of the _____ day of __________, 1999.


                  ORBITEX GROUP OF FUNDS



                   By:
                  Name:   Kevin P. Meehan
                  Title:     Assistant Secretary




      I,   JAMES  L.   NELSON,   President   and   Chief
Executive Officer of the Trust, DO HEREBY CERTIFY, on behalf of the Trust that KEVIN P. MEEHAN is the duly elected or appointed, qualified and acting Assistant
Secretary of the Trust, and the signature set forth above is the genuine signature of such officer.


                  Name:    James L. Nelson
                  Title:     President and
                  Chief Executive Officer


         EXHIBIT C TO REORGANIZATION AGREEMENT

                    [R&W LETTERHEAD]








                                    ___________, ____


American Diversified Funds, Inc.
c/o Mr. James B. Rea, President
2305 Donella Circle
Los Angeles, CA 90077

Dear Sirs:

      We  have  acted  as  special  counsel  to  Orbitex
Group  of  Funds,   a  Delaware   business   trust  (the
"Trust"),  in connection  with the Agreement and Plan of
Reorganization,   dated   as  of  July  8,   1999   (the
"Reorganization  Agreement"),  by and  between the Trust
and  American   Diversified   Funds,  Inc.,  a  Maryland
corporation,    and   the   transactions    contemplated
thereby.  Capitalized  terms not  defined  herein  shall
have   the   meanings    ascribed   to   them   in   the
Reorganization   Agreement.   We  are   rendering   this
opinion to you pursuant to Section 7.1(e) of the Reorganization Agreement.

      In rendering  the  opinions  expressed  below,  we
have   examined  such   documents  and  such   corporate
records of the Trust as we have deemed necessary as a basis for the opinions hereinafter expressed. In such examination, we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents. When facts relevant to such opinions were not independently established, we have relied upon the representations and warranties as to factual matters made in or pursuant to the Reorganization Agreement and upon certificates of government officials and of the Trust and its officers.

      Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

      The  Trust  was  organized  under  the laws of the
State of  Delaware  and is duly  qualified,  licensed or
admitted  to do  business  and  in  good  standing  as a
foreign  trust  under the laws of each  jurisdiction  in
which the nature of the  business to be  conducted by it
makes  such   qualification,   licensing   or  admission
necessary,   except  in  such  jurisdictions  where  the
failure to be so  qualified,  licensed or admitted or in
good  standing  would  not,   individually   or  in  the
aggregate, have a Material Adverse Effect on the Trust or its properties and assets.

      The  execution,  delivery and  performance  of the
Reorganization   Agreement   by  the   Trust   and   the
consummation of the  transactions  contemplated  therein
have been duly and validly  authorized  by all necessary
corporate   action  on  the  part  of  the  Trust.   The
Reorganization Agreement has been duly and validly executed and delivered by the Trust and is a legal, valid and binding obligation of the Trust enforceable against it in accordance with its terms.

      The  OGF  Shares,   when  issued,   will  be  duly
authorized,    validly    issued,    fully    paid   and
non-assessable.  The  Trust  is  authorized  to issue an
unlimited   number  of  no  par  shares  of   beneficial
interest with respect to OGF.

      The execution, delivery and performance by the Trust of the Reorganization Agreement did not, and the consummation of the transactions contemplated thereby will not, (a) violate or conflict with the terms, conditions or provisions of the Declaration of Trust, By-Laws or any Contract to which the Trust is a party or by which it or its assets are bound, (b) result in a breach or violation by the Trust of any terms, conditions or provisions of any Law or Order, or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

      We express  no opinion  herein as to (i) the "blue
sky"   laws  of  any   State,   (ii)  the  laws  of  any
jurisdiction  other  than the  laws of the  State of New
York  and  Title  12 of  the  Delaware  Code  ("Delaware
Law") and (iii) the bulk sales or transfer laws of any jurisdiction. With respect to matters concerning the Delaware Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Delaware and we are not experts in the laws of the State of Delaware and that any such opinions concerning Delaware Law are based on our reasonable familiarity with Delaware Law as a result of our prior involvement in transactions involving such laws.

      These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                    Very truly yours,

         EXHIBIT D TO REORGANIZATION AGREEMENT


                 Officer's Certificate


      I,  JAMES  B.  REA,  JR.,  President  of  American
Diversified  Funds,  Inc., a Maryland  corporation  (the
"Company"),   pursuant   to   Section   7.2(d)   of  the
Agreement and Plan of  Reorganization,  dated as of July
8, 1999  (the  "Reorganization  Agreement";  capitalized
terms  not  defined   herein  shall  have  the  meanings
ascribed to them in the  Reorganization  Agreement),  by
and  between   Orbitex   Group  of  Funds,   a  Delaware
business trust, and the Company, DO HEREBY CERTIFY on behalf of the Company that:

      (1)    Each    of    the    representations    and
warranties  made by the  Company  in the  Reorganization
Agreement   is  true,   correct  and   complete  in  all
material respects on and as of the date hereof with the same force and effect as though made on and as of the date hereof except that those representations and warranties expressly states herein to be made as of a specified date are true in all material respects only as of such date.

      (2)    Each  of  the  covenants   and   agreements
required   by  the   Reorganization   Agreement   to  be
performed or complied with by the Company on or prior to the Closing has been performed or complied with in all material respects.

      (3)    Attached  hereto  as  Exhibit  A is a true,
complete   and   correct   copy  of  the   Articles   of
Incorporation   of  the  Company   and  all   amendments
thereto   (as   so    amended,    the    "Articles    of
Incorporation"),  and no  amendment  to the  Articles of
Incorporation  has been  authorized or become  effective
since  [date  of  the  last  of  such  amendments],   no
amendment  or other  document  relating to or  affecting
the  Articles  of  Incorporation  has been  filed in the
office  of  the  Secretary  of  State  of the  State  of
Maryland  since  such date and no action  has been taken
by  the   Company,   its   stockholders,   directors  or
officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of the Company.

      (4)    Attached  hereto  as  Exhibit  B is a true,
complete   and  correct  copy  of  the  By-Laws  of  the
Company as in full force and effect on the date hereof and at all times since [date of last amendment].

      (5)    Attached  hereto  as  Exhibit  C is a true,
complete  and  correct  copy of  resolutions  adopted by
the Board of  Directors  of the Company  with respect to
the   Reorganization   Agreement  and  the  transactions
contemplated  thereby,  which  resolutions were duly and
validly  adopted at a meeting of the Board of  Directors
of the  Company on May __,  1999,  at which a quorum was
present  and  acting  throughout.  All such  resolutions
are in full force and  effect on the date  hereof in the
form in  which  adopted  and no other  resolutions  have
been  adopted by the Board of  Directors  of the Company
or   any    committee    thereof    relating    to   the
Reorganization    Agreement    and   the    transactions
contemplated thereby.

      (6)    Attached  hereto  as  Exhibit  D is a true,
complete  and  correct  copy  of the  minutes  from  the
Special   Meeting  of   Stockholders   of  the  American
Diversified  Global  Value  Fund (the  "Fund"),  held on
______,   1999,  with  respect  to  the   Reorganization
Agreement and the transactions contemplated thereby, which contain resolutions which were duly adopted by a two-thirds vote of the stockholders at a meeting of the stockholders of the Fund on ______, 1999, at which a quorum was present and acting throughout. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the stockholders of the Fund relating to the Reorganization Agreement and the transactions contemplated thereby.

      IN  WITNESS  WHEREOF,  the Trust has  caused  this
Certificate   to  be  executed  on  its  behalf  by  the
undersigned on and as of the _____day of __________, 1999.


                  AMERICAN DIVERSIFIED FUNDS, INC.



                  By:
                  Name:   James B. Rea, Jr.
                  Title:     President


         EXHIBIT E TO REORGANIZATION AGREEMENT


                Secretary's Certificate


      The following  named  individual is a duly elected
or  appointed,  qualified  and  acting  officer  of  the
Company   who  holds  the  office  set   opposite   such
individual's name, and the signature written opposite the name and title of such officer is such officer's genuine signature:

            James B. Rea, Jr., President

            M. Fyzul Khan, Secretary



      IN WITNESS  WHEREOF,  the  Company has caused this
Certificate   to  be  executed  on  its  behalf  by  the
undersigned on and as of the ____ day of ________, 1999.


                  AMERICAN DIVERSIFIED FUNDS, INC.




                  By:_______________________________________
                  Name:   M. Fyzul Khan
                  Title:     Secretary



      I, JAMES B. REA,  JR.,  President of the Fund,  DO
HEREBY  CERTIFY,  on behalf  of the Fund  that M.  FYZUL
KHAN is the duly elected or appointed, qualified and acting Secretary of the Fund, and the signature set forth above is the genuine signature of such officer.




                  Name:   James B. Rea, Jr.
                  Title:    President




         EXHIBIT F TO REORGANIZATION AGREEMENT


          [SPITZER & FELDMAN P.C. LETTERHEAD]


                                    _______________, _

Orbitex Group of Funds
410 Park Avenue
18th Floor
New York, NY 10022
Dear Sirs:

      We have  acted  as  special  counsel  to  American
Diversified  Funds,  Inc., a Maryland  corporation  (the
"Company"),  in  connection  with the Agreement and Plan
of  Reorganization,  dated  as  of  July  8,  1999  (the
"Reorganization  Agreement"),  by  and  between  Orbitex
Group of  Funds,  a  Delaware  business  trust,  and the
Company  and  the  transactions   contemplated  thereby.
Capitalized  terms not  defined  herein  shall  have the
meanings   ascribed   to  them  in  the   Reorganization
Agreement.   We  are  rendering   this  opinion  to  you
pursuant  to  Section   7.2(e)  of  the   Reorganization
Agreement.

      In rendering  the  opinions  expressed  below,  we
have   examined  such   documents  and  such   corporate
records of the  Company  and the Fund as we have  deemed
necessary  as  a  basis  for  the  opinions  hereinafter
expressed.  In such  examination,  we have  assumed  the
genuineness  of  all  signatures,  the  authenticity  of
documents  submitted to us as originals,  the conformity
with the original  documents of all documents  submitted
to us as copies and the  authenticity  of the  originals
of such latter  documents.  When facts  relevant to such
opinions  were not  independently  established,  we have
relied upon the  representations  and  warranties  as to
factual   matters   made   in   or   pursuant   to   the
Reorganization   Agreement  and  upon   certificates  of
government   officials   and  of  the  Company  and  its
respective officers.

      Based upon the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that:

      1.    The   Company   is   a   corporation    duly
incorporated,  validly  existing  and in  good  standing
under  the  laws of the  State of  Maryland  and is duly
qualified,  licensed or  admitted to do business  and is
in good  standing  as a  foreign  corporation  under the
laws of each  jurisdiction  in which  the  nature of the
business   to   be    conducted   by   it   makes   such
qualification,   licensing   or   admission   necessary,
except in such  jurisdictions  where the  failure  to be
so   qualified,   licensed  or  admitted   and  in  good
standing would not, individually or in the aggregate, have a Material Adverse Effect on its series, American
Diversified Global Value Fund (the "Fund") or its properties and assets.

      2.    The execution,  delivery and  performance by
the  Company  of the  Reorganization  Agreement  and the
consummation of the  transactions  contemplated  therein
have been duly and  validly  authorized  by the Board of
Directors  of the  Company  and by the  stockholders  of
the Fund and no other  corporate  action  on the part of
the Company or the Fund's  stockholders  is necessary to
authorize the  execution,  delivery and  performance  of
the  Reorganization  Agreement  by  the  Company  or the
consummation   by  the   Company  of  the   transactions
contemplated   thereby.  The  Reorganization   Agreement
has been duly and  validly  executed  and  delivered  by
the   Company   and  is  a  legal,   valid  and  binding
obligation of Company enforceable against the Company in accordance with its terms.

      3.    The  authorized  capital  stock  of the Fund
consists  solely of  20,000,000  shares of Common Stock,
$1.00  par  value  per  share,  of  which  only the Fund
Shares  have been issued and are  outstanding.  The Fund
Shares   are   duly    authorized,    validly    issued,
outstanding, fully paid and nonassessable. The Fund has no shares of its capital stock reflected on the Books and Records of the Fund as treasury shares.
There are no outstanding options, warrants or other rights of any kind to acquire from the Fund any shares of capital stock or equity interests of the Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional shares, nor is the Fund committed to issue any stock appreciation or similar rights or option, warrant, right or security.

      4.    The Company has no subsidiaries.

      5. The execution, delivery and performance by the Company of the Reorganization Agreement did not, and the consummation of the transactions contemplated thereby will not, (a)violate or conflict with the terms, conditions or provisions of the Articles of Incorporation or By-Laws or any Contract to which the Fund is a party or by which it or its assets are bound, (b)result in a breach or violation by the Fund of any of the terms, conditions or provisions of any Law or Order or (c) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

      6.    The   Company  is  duly   registered   as  a
diversified,   open-end  management  investment  company
under the 1940 Act, and under all applicable state and foreign investment company or related laws. Each such registration is in full force and effect. The Company has timely computed and publicized the Fund's net asset value in accordance with the provisions of the 1940 Act.

      We express  no opinion  herein as to (i) the "blue
sky"   laws  of  any   State,   or  (ii)   laws  of  any
jurisdiction  other  than the  laws of the  State of New
York and the  General  Corporation  Law of the  State of
Maryland.   With  respect  to  matters   concerning  the
Maryland Law involved in the opinions set forth above, we draw your attention to the fact that we are not admitted to the Bar in the State of Maryland and we are not experts in the laws of the State of Maryland and that any such opinions concerning Maryland Law are based on our reasonable familiarity with Maryland Law as a result of our prior involvement in transactions involving such laws.

      These opinions may not be relied on by any person or entity other than you without our prior written consent.

                                    Very truly yours

                                       B-5

                       APPENDIX B


ADGVF's INVESTMENT RESTRICTIONS STATE:

      The Fund has  adopted the  following  restrictions
(in addition to those  indicated in its  prospectus)  as
fundamental  policies,  which may not be changed without
the favorable  vote of the holders of a  "majority",  as
defined  in the  1940  Act,  of the  Fund's  outstanding
voting  securities.  Under  the  1940  Act,  the vote of
the  holders  of  a  majority  of a  Fund's  outstanding
voting  securities  means the vote of the holders of the
lesser   of   (i) 67%   of  the   shares   of  the  Fund
represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares.

The Fund may not:

1.     Purchase  or  sell  real   estate  or   interests
      therein,    although   the   Fund   may   purchase
      securities  of  issuers,   which  engage  in  real
      estate   operations,   and  securities  which  are
      secured by real estate or interests therein.

2.     Purchase  or  sell   commodities   or   commodity
      futures  contracts,   except  that  the  Fund  may
      enter  into  foreign  currency  forward  contracts
      for  the  purpose  of  hedging   against   foreign
      currency risk in connection with the purchase or sale of foreign securities.

3.     Purchase  oil,  gas  or  other  mineral   leases,
      rights or  royalty  contracts  or  exploration  or
      development  programs,  except  that  the Fund may
      invest  in  the  securities  of  companies   which
      operate, invest in or sponsor such programs.

4.     Write,   purchase   or  sell  puts,   calls,   or
      combinations thereof.

5.     Make short sales of securities.

6.     Purchase  securities  on margin,  except for such
      short-term   loans  as  are   necessary   for  the
      clearance of purchases of portfolio securities.

7.     Engage in the underwriting of securities.

8.     Make  loans of money or  securities,  except  (a)
      by  the  purchase  of a  portion  of an  issue  of
      publicly  distributed  debt  obligations  in which
      the   Fund   may   invest   consistent   with  its
      investment  objectives and policies,  or (b) by in
      repurchase     agreements    with    respect    to
      obligations of the U.S. Government, its agencies or instrumentality's, maturing in seven (7) days or less.

9. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets
      (not including the amount borrowed).

10.    Pledge   its   assets  or  assign  or   otherwise
      encumber   them,   except  to  secure   borrowings
      effected  within  the  limitations  set  forth  in
      Restriction  9.  To  meet  the   requirements   of
      regulations  in  certain  states,  the Fund,  as a
      matter  of   operating   policy,   but  not  as  a
      fundamental policy, will limit any pledge of its assets such that at the time of sale of Fund shares the market value of unpledged net assets
      (per  share)  is at  least  90%  of  the  Offering
      Price.

11.    Issue  senior  securities,   as  defined  in  the
      Investment  Company  Act  of  1940  ("1940  Act"),
      except  insofar  as the Fund may be deemed to have
      issued  a  senior   security   by  reason  of  (a)
      entering  into  any   repurchase   agreement,   or
      (b)borrowing     money    in    accordance    with
      Restriction 9.

12. Invest more than 5% of the Fund's total assets in securities of issuers which have been in continuous operation less than three (3) years.

13.    Purchase   more   than   10%  of  any   class  of
      securities  of  any  one  issuer,   including  its
      outstanding voting securities, or invest in any issuer for the purpose of exercising control or management.

14.    Invest more than 15% of the Fund's  total  assets
      in  securities  of  foreign  issuers  that are not
      listed   on   a   recognized   U.S.   or   foreign
      securities exchange, including no more than 10 % of its total assets which may be invested in securities with a limited trading market.

15. Invest more than 25% of its total net assets in any one industry(determined by reference to the Standard Industrial Classification code).

16.    Purchase or retain  securities  of any company in
      which  Directors  or Officers of the Company or of
      the  Fund's   Investment   Adviser,   individually
      owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

17.    Purchase    securities   of   other    investment
      companies,   except  (a)  in  connection   with  a
      merger,    consolidation,     reorganization    or
      acquisition  of assets,  or (b) in the open market
      where no  commission  or profit  to a  sponsor  or
      dealer   other   than   the   customary   broker's
      commission results from such purchase ,in an amount not in excess of 10% of the value of the Fund's total assets.

18.    Invest  in  "letter   stocks"  or  securities  on
      which there are any sales restrictions under a purchase agreement or in securities which do not have readily available market quotations.

19. Participate on a joint or a joint and several basis in any trading account in securities.

Whenever   any    investment    policy   or   investment
restriction  states a maximum  percentage  of the Fund's
assets  which may be invested  in any  security or other
property,  it is intended  that such maximum  percentage
limitation  be  determined  immediately  after  and as a
result of the Fund's  acquisition  of such  security  or
property.  Accordingly,  the  Fund  is not  required  to
dispose  of  common   stocks  due  to  an   increase  in
percentage resulting from a change in market values.

THE  ORBITEX  GROWTH  FUND'S   INVESTMENT   RESTRICTIONS
STATE:

      The Fund has  adopted the  following  restrictions
(in addition to those  indicated in its  prospectus)  as
fundamental  policies,  which may not be changed without
the favorable  vote of the holders of a  "majority",  as
defined  in the  1940  Act,  of the  Fund's  outstanding
voting  securities.  Under  the  1940  Act,  the vote of
the  holders  of  a  majority  of a  Fund's  outstanding
voting  securities  means the vote of the holders of the
lesser   of   (i) 67%   of  the   shares   of  the  Fund
represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or
(ii) more than 50% of the outstanding shares.

The Fund may not:

1.     Purchase  securities  on  margin,  except  a Fund
      may  make  margin   deposits  in  connection  with
      permissible   options  and  futures   transactions
      subject to (5) below and may obtain short-term credits as may be necessary for clearance of transactions.

2. Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

3.     Borrow  money for  investment  purposes in excess
      of  33-1/3%  of the  value  of its  total  assets,
      including    any   amount    borrowed   less   its
      liabilities  not  including  any such  borrowings.
      Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Additionally, the Fund may borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

4.     Purchase or sell real  estate,  or invest in real
      estate  limited  partnerships,   except  the  Fund
      may,  as  appropriate   and  consistent  with  its
      respective  investment  objective,   policies  and
      other investment  restrictions,  buy securities of
      issuers  that  engage  in real  estate  operations
      and  securities  that are secured by  interests in
      real  estate  (including  shares  of  real  estate
      mortgage     investment     conduits,     mortgage
      pass-through      securities,      mortgage-backed
      securities     and     collateralized     mortgage
      obligations)  and may hold and  sell  real  estate
      acquired  as  a  result  of   ownership   of  such
      securities.

5.     Purchase  or  sell   physical   commodities   and
      contracts  thereon,   except  that  the  Fund  may
      enter  into   financial   futures   contracts  and
      options thereon.

6.     Underwrite  securities  issued by other  persons,
      except to the  extent  that the Fund may be deemed
      to be an  underwriter,  within the  meaning of the
      Securities  Act of 1933,  in  connection  with the
      purchase  of  securities  directly  from an issuer
      in   accordance   with   the   Fund's   investment
      objective, policies and restrictions.

7.     Make loans,  except  that the Fund in  accordance
      with the  Fund's  investment  objective,  policies
      and  restrictions  may:  (i) invest  in  all  or a
      portion  of  an  issue  of   publicly   issued  or
      privately placed bonds,  debentures,  notes, other
      debt securities and loan  participation  interests
      for  investment   purposes;   (ii) purchase  money
      market   securities  and  enter  into   repurchase
      agreements;    and    (iii) lend   its   portfolio
      securities in an amount not exceeding one-third of the value of the Fund's total assets.

8.     Make an  investment  unless  75% of the  value of
      the Fund's  total assets is  represented  by cash,
      cash   items,    U.S.    Government    securities,
      securities  of  other  investment   companies  and
      "other   securities."   For   purposes   of   this
      restriction,  the term  "other  securities"  means
      securities  as to which the Fund  invests  no more
      than 5% of the  value of its  total  assets in any
      one  issuer or  purchases  no more than 10% of the
      outstanding   voting   securities   of   any   one
      issuer.  As a  matter  of  operating  policy,  the
      Fund will not consider  repurchase  agreements  to
      be subject to the  above-stated  5%  limitation if
      all of the  collateral  underlying  the repurchase
      agreements  are  U.S.  Government  securities  and
      such     repurchase     agreements    are    fully
      collateralized.

9.     Invest  25% or more  of the  value  of its  total
      assets in any one industry.  This  limitation  (9)
      does   not   apply   to   securities   issued   or
      guaranteed  by the U.S.  Government,  its agencies
      or  instrumentalities  or  repurchase   agreements
      secured by U.S. Government securities.

      The  following   restrictions  are  designated  as
non-fundamental and may be changed by the Board of Trustees of the Orbitex Group of Funds without the approval of shareholders. The Fund may not:

1.     Invest in  portfolio  companies  for the  purpose
      of  acquiring  or   exercising   control  of  such
      companies.

2. Invest in the securities of other investment companies except in compliance with the 1940 Act.

3. Invest in puts, calls, straddles, spreads or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

4.     Purchase or  otherwise  acquire  any  security or
      invest  in  a  repurchase   agreement   if,  as  a
      result,  more  than 15% of the net  assets  of the
      Fund  would be  invested  in  securities  that are
      illiquid  or  not  readily  marketable,  including
      repurchase   agreements   maturing  in  more  than
      seven   days   and   non-negotiable   fixed   time
      deposits  with  maturates  over  seven  days.  The
      Fund may invest  without  limitation in restricted
      securities    provided   such    securities    are
      considered  to be  liquid.  If,  through  a change
      in  values,  net  assets  or other  circumstances,
      the Fund were in a  position  where  more than 15%
      of  its  net  assets  was   invested  in  illiquid
      securities, it would seek to take appropriate steps to protect liquidity.

5.     Mortgage,  pledge,  or  hypothecate  in any other
      manner,  or transfer as security for  indebtedness
      any security  owned by the Fund,  except as may be
      necessary   in   connection    with    permissible
      borrowings  and  then  only  if  such  mortgaging,
      pledging   or   hypothecating   does  not   exceed
      33-1/3% of such Fund's  total  assets.  Collateral
      arrangements  with  respect to margin,  option and
      other  risk   management   and   when-issued   and
      forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.




                          APPENDIX C

   [INSERT THE ORBITEX GROUP'S SEMI-ANNUAL AND ANNUAL
                         REPORT

                         PROXY
         AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                    410 Park Avenue
                New York, New York 10022


THIS  PROXY  IS  SOLICITED  ON  BEHALF  OF THE  BOARD OF
DIRECTORS

The  undersigned  hereby  constitutes and appoints Keith
Kemp and M.  Fyzul  Khan,  and each of them,  as proxies
for the  undersigned,  with full  power of  substitution
and   resubstitution,   and   hereby   authorizes   said
proxies, and each of them, to represent and vote, as designated on the card below, all stock of the above
Company held of record by the undersigned on July 8, 1999 at the Special Meeting of Stockholders to be held on September 10, 1999 and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Prospectus/Proxy Statement dated August 18, 1999.

THIS PROXY WHEN  PROPERLY  EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED  HEREIN BY THE  UNDERSIGNED  STOCKHOLDER
AND, IN THE  DISCRETION  OF SUCH  PROXIES,  UPON ANY AND
ALL OTHER  BUSINESS  AS MAY  PROPERLY  COME  BEFORE  THE
SPECIAL  MEETING  OR  ANY  ADJOURNMENT  THEREOF.  IF  NO
DIRECTION  IS MADE,  THIS  PROXY  WILL BE VOTED IN FAVOR
OF THE REORGANIZATION.

PLEASE SIGN  EXACTLY AS YOUR NAME  APPEARS.  WHEN SHARES
ARE HELD BY JOINT  TENANTS,  EACH  JOINT  TENANT  SHOULD
SIGN.

When  signing  as  attorney,  executor,   administrator,
trustee,  guardian or custodian,  please sign full title
as such. If a  corporation,  please sign full  corporate
name  by  an   authorized   officer  and   indicate  the
signer's office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone
1) Read the Prospectus/Proxy Statement and have the Proxy Card below at hand.
2)    Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To vote by Internet
1) Read the Prospectus/Proxy Statement and have the Proxy Card below at hand.
2)    Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AMERICAN DIVERSIFIED GLOBAL VALUE FUND
For address changes and/or comments, please check this box and write them on the back of the proxy card. _____



To approve the Reorganization.          For     Against   Abstain
                                        ____     ____       ____



Signature                                   Date

_____________________________________________________
Signature (Joint Owners)                    Date

(PLEASE SIGN WITHIN BOX)

                ________________________

                         PART B

                ________________________

          STATEMENT OF ADDITIONAL INFORMATION
                  Dated August 6, 1999

                 ORBITEX GROUP OF FUNDS
                    410 Park Avenue
                New York, New York 10022
                     (888) ORBITEX
                ________________________

         AMERICAN DIVERSIFIED GLOBAL VALUE FUND
                    410 Park Avenue
                New York, New York 10022
                     (800) 348-5032
                ________________________


      This    Statement   of   Additional    Information
relating  specifically  to the  Reorganization  consists
of this cover page, the pro forma  financial  statements
attached  as  Exhibit A  and  the  following   described
documents, each of which is incorporated herein by reference:

1.    The  Statement of  Additional  Information  of the
      Orbitex   Group  of  Funds,   as  filed  with  the
      Securities  and  Exchange  Commission  on July 12,
      1999 (File No.  333-20635)  of the  Orbitex  Group
      of Funds as part of the  Post-Effective  Amendment
      to  its   Registration   Statement  on  Form N-1A.
      Such  Statement  of  Additional   Information  may
      obtained without charge by writing to or calling the Orbitex Group of Funds at the address or telephone number listed above.

2.    The   Statement  of  Additional   Information   of
      ADGVF,  as filed with the  Securities and Exchange
      Commission  on  July 31,  1998 (File No.  2-76762)
      as part  of the  Post-Effective  Amendment  to its
      Registration   Statement   on   Form N-1A.    Such
      Statement  of   Additional   Information   can  be
      obtained  without  charge by writing  to  American
      Diversified  Global  Value  Fund,  Inc.,  c/o PFPC
      Inc.,   400   Bellevue    Parkway,    Suite   108,
      Wilmington,   Delaware   19809,   or  by   calling
      1-800-348-5032.

      This  Statement of Additional  Information  is not
a  prospectus  and  should be read in  conjunction  with
the Prospectus/Proxy  Statement,  dated August 18, 1999,
which  has  been  filed  by the  Orbitex  Group of Funds
("Orbitex")  in  connection  with a Special  Meeting  of
Stockholders  of the American  Diversified  Global Value
Fund  ("ADGVF"),  that  has  been  called  to vote on an
Agreement  and  Plan of  Reorganization,  dated  July 8,
1999,  by and between  Orbitex and American  Diversified
Funds,   Inc.,   and   the   transactions   contemplated
thereby. Copies of the Prospectus/Proxy Statement may be obtained at no charge by writing to Orbitex at the address listed above or by calling the toll free number listed above.


                          EXHIBIT A

             [THIS PAGE INTENTIONALLY LEFT BLANK]
                                                      A-9



                                                               Pro Forma Combining Statement of Net Assets
                                                                               (Unaudited)

  American                                                                             American
 Diversified  Orbitex Growth                                                          Diversified   Orbitex Growth
Global Value      Fund                                                               Global Value       Fund
   Fund                         Total    Description                                    Fund                            Total
------------  --------------   --------  -------------------------------------       -------------  ---------------  ------------

 Shares/par     Shares/par    Shares/par                                              Market Value    Market Value   Market Value
------------  -------------- ------------                                            -------------  ---------------  ------------
                                          COMMON STOCKS -                     13.75%
                                          Broadcasting -                       0.36%
        -        1,900            1,900        US Satellite Broadcasting
                                          Company, Inc., Class A (a)                                     33,963          33,963

                                          Computers & Business Equipment -     0.65%
        -        1,000            1,000        Intel Corp.                                               61,187          61,187

                                          Cosmetics & Toiletries -             0.45%
        -          450              450        Proctor & Gamble Co.                                      42,216          42,216


                                          Diversified Manufacturing -          0.56%
        -          500              500        General Electric Co.                                      52,750          52,750


                                          Drugs & Health Care -                0.61%
        -          500              500        Pfizer, Inc.                                              57,531          57,531


                                          Financial Services -                 1.33%
        -        1,000            1,000        Citigroup, Inc.                                           75,250          75,250

        -        1,400            1,400        Hambrecht & Quist Group (a)                               49,350          49,350

                                                                                                        124,600         124,600


                                          Food & Beverages -                   0.47%
        -          600              600        Anheuser-Busch Companies,
                                                   Inc.                                                  43,875          43,875

                                          Insurance -                          0.56%
        -          450              450        American International Group,
                                                   Inc.                                                  52,847          52,847

                                          International Oil -                  0.74%
        -          700              700        Chevron Corp.                                             69,825          69,825


                                          Oil Field Service -                  0.51%
        -        1,800            1,800        BJ Services Co. (a)                                       48,150          48,150


                                          Retail -                             1.96%
        -        1,000            1,000        Home Depot, Inc.                                          59,937          59,937

        -        1,200            1,200        Lowe's Companies, Inc.                                    63,300          63,300

        -        2,025            2,025        Staples, Inc. (a)                                         60,750          60,750

                                                                                                        183,987         183,987


                                          Software -                           1.81%
        -          400              400        American Online                                           57,100          57,100

        -          900              900        Electronic Arts, Inc. (a)                                 45,731          45,731

        -          700              700        Microsoft Corp. (a)                                       56,919          56,919

        -           50               50        pcOrder. Com, Inc., Class A (a)                            3,091           3,091

        -          200              200        Ziff-Davis, Inc. (a)                                       7,050           7,050

                                                                                                        169,891         169,891


                                          Telecommunications Equipment -       0.64%
        -        1,000            1,000        Lucent Technologies, Inc.                                 60,125          60,125


                                          Telephone -                          3.08%
        -          300              300        AT&T Corp.                                                15,150          15,150

        -        1,700            1,700        MCI WorldCom, Inc. (a)                                   139,719         139,719

        -          400              400        Qwest Communications
                                                   International, Inc. (a)                               34,175          34,175

        -        1,050            1,050        SBC Communications, Inc.                                  58,800          58,800

        -          400              400        Sprint Corp.                                              41,025          41,025


                                                                                                        288,869         288,869


                                   TOTAL COMMON STOCKS - (Cost
                                          $1,245,486)                                                 1,289,816       1,289,816

Principal      Principal
 Amount          Amount
                                          SHORT TERM INVESTMENTS (Cost $8,145,160)      86.84%
                                                       -
   -            174,000          174,000  State Street Bank and Trust                       -
                                            Co., 4.500% due 5/3/1999                                    174,000         174,000
  188,244          -             188,244  Chase Institutional Money                    188,244           -              188,244
                                            Market
7,800,000          -           7,800,000   US Treasury Bill  4.15%,  5/20/99         7,782,916           -            7,782,916

                                                                                     7,971,160          174,000       8,145,160

                                            TOTAL INVESTMENTS
                                              (Cost $9,390,646) -    100.59%         7,971,160        1,463,816       9,434,976

                                            OTHER ASSETS AND
                                              LIABILITIES -           -0.59%           (67,046)          12,047         (54,999)

                                            NET ASSETS -                100%       $ 7,904,114      $ 1,475,863     $ 9,379,977



             Pro Forma Combining Statement of Assets and Liabilities
                              as of April 30, 1999
                                   (Unaudited)

                                      American                                                 Pro Forma         Pro Forma
                                     Diversified          Orbitex
                                    Global Value        Growth Fund         Combined          Adjustments         Combined
                                       Fund
                                  -----------------  -----------------  -----------------  -----------------  -----------------
Assets
Investment in Securities, at
  value (See accompanying
  schedule)                         $ 7,782,915.86    $  1,289,816.00    $  9,072,731.86                       $  9,072,731.86
Short term investments  (See
   accompanying schedule)               188,243.74         174,000.00         362,243.74                            362,243.74
     Total investments                7,971,159.60       1,463,816.00       9,434,975.60                          9,434,975.60
Cash                                     39,040.00             443.00          39,483.00                             39,483.00
Receivable for fund
  shares sold                                 -                195.00             195.00                                195.00
Receivable due from adviser              54,648.46          40,378.00          95,026.46                             95,026.46
Deferred organizational
  expenses                                    -             13,111.00          13,111.00                             13,111.00
Interest and dividends
  receivable                              9,516.68             380.00           9,896.68                              9,896.68
Other receivables                        17,711.00           2,163.00          19,874.00                             19,874.00

     Total assets                     8,092,075.74       1,520,486.00       9,612,561.74                          9,612,561.74

Liabilities
Reserve for uncollectable
 assets                                  72,711.00               -              72,711.00                            72,711.00
Payable for fund shares
  redeemed                               39,992.42               -              39,992.42                            39,992.42
Distributions payable                         -              1,374.00            1,374.00                             1,374.00
Payable for pricing                         811.35               -                 811.35                               811.35
Payable state and
  local taxes                                17.22               -                  17.22                                17.22
Payable for postage                         206.37               -                 206.37                               206.37
Liquidation reserve                      27,140.35               -              27,140.35                            27,140.35
Payable for Trustee fees                      -              1,251.00            1,251.00                             1,251.00
Other payables and
  accrued expenses                       47,083.49          41,998.00           89,081.49                            89,081.49

     Total Liabilities                  187,962.20          44,623.00          232,585.20                           232,585.20


Net Assets                          $ 7,904,113.54       1,475,863.00      $ 9,379,976.54                       $ 9,379,976.54

Net Assets consist of:
Paid in capital                     $ 8,252,967.96       1,269,888.00     $  9,522,855.96                       $ 9,522,855.96
Distributions in excess net
  investment income                     (26,671.84)              -        $    (26,671.84)                          (26,671.84)
Accumulated undistributed net
   realized gain (loss)
   on investments                      (322,182.58)        161,645.00         (160,537.58)                         (160,537.58)
Net Unrealized appreciation
  (depreciation) on
  investments                                 -             44,330.00           44,330.00                            44,330.00

Net Assets                            7,904,113.54       1,475,863.00        9,379,976.54                         9,379,976.54


CLASS A SHARES
Net assets                          $ 7,904,113.54     $ 1,421,648.00       $ 9,325,761.54                      $ 9,325,761.54
Net assets value per share
 (based on shares of
 beneficial interest
 outstanding, par value
 $.01 per share)                             15.95              18.66                                                    18.66

Maximum sales charge                          0.00%              5.75%                                                    5.75%

Offering price per share                     15.95              19.80                                                    19.80

Total shares outstanding
  at end of period                      495,664.00          76,173.00           571,837.00      (72,078.07)(A)      499,758.93


CLASS B SHARES
Net assets                           $        -        $    54,215.00        $   54,215.00                        $  54,215.00


Net asset value and offering
  price per share (based on
  shares of beneficial
  interest outstanding,
  par value $.01 per share)                   -                 18.61                18.61                               18.61

Total shares outstanding
  at end of period                            -              2,913.00             2,913.00                      $     2,913.00

Investments, at cost                $ 7,971,160.00     $ 1,419,486.00       $ 9,390,646.00                      $ 9,390,646.00




                  Pro Forma Combining Statement of Operations
                              as of April 30, 1999
                                   (Unaudited)

                                      American                                                 Pro Forma         Pro Forma
                                     Diversified          Orbitex
                                    Global Value        Growth Fund         Combined          Adjustments         Combined
                                       Fund
                                  -----------------  -----------------  -----------------  -----------------  -----------------
Investment Income
Interest income                     $   102,369.55           5,041.00         107,410.55                         $  107,410.55
Dividend income                          89,799.81           5,997.00          95,796.81                             95,796.81
Short term discount earned              103,822.85               -            103,822.85                            103,822.85
Other income                               (121.39)              -               (121.39)                              (121.39)
Amortization of Bond Discount               (20.08)              -                (20.08)                               (20.08)
Foreign taxes withheld                        -                (26.00)            (26.00)                               (26.00)
     Total investment income            295,850.74       $  11,012.00         306,862.74                         $  306,862.74

Expenses
Management fee                           81,742.29           8,089.00          89,831.29      (16,097.22)(B)         73,734.07
Professional fees                        29,306.93          48,387.00          77,693.93      (29,306.93)(C)         48,387.00
Administration fee                       29,921.59          62,711.00          92,632.59      (29,921.59)(B)         62,711.00
Transfer agent fees                      14,272.96          45,755.00          60,027.96      (5,472.96)(B)          54,555.00
Tax expenses                                843.42               -                843.42           -                    843.42
Pricing expenses                         15,164.91               -             15,164.91      (15,164.91)(C)              -
Liquidation expense                      55,000.00               -             55,000.00      (42,963.70)(C)         12,036.30
Trustees' compensation                   11,347.03           4,117.00          15,464.03      (11,347.03)(C)          4,117.00
Custodian fees and expenses              17,733.07          51,268.00          69,001.07            -                69,001.07
Registration fees                        23,327.13          23,811.00          47,138.13      (20,995.42)(C)         26,142.71

Distribution fees:
  Class A Shares                         28,937.63           4,257.00          33,194.63        6,073.08(B)          39,267.71

  Class B Shares                              -                143.00             143.00            -                   143.00
Amortization of organizational
     expense                                  -              3,770.00           3,770.00            -                 3,770.00
Miscellaneous                            19,865.22           4,921.00          24,786.22                    -        24,786.22
  Total expenses before reductions      327,462.18         257,229.00         584,691.18     (165,196.68)           419,494.50
  Fees reduced by credits allowed
     by the custodian                         -               (570.00)           (570.00)                              (570.00)
  Expense reductions                    (99,192.80)       (236,419.00)       (335,611.80)     101,477.62(D)        (234,134.18)

  Total expenses                        228,269.38          20,240.00         248,509.38     (63,719.06)(D)         184,790.32

Net investment income                    67,581.36  $      (9,228.00)          58,353.36    $ 63,719.06)        $   122,072.42

Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on
     investment securities              326,206.56        170,778.00          496,984.56                            496,984.56
  Net realized gain (loss) on written
     options                                  -               545.00              545.00                                545.00
     Total net realized gain (loss)     326,206.56        171,323.00          497,529.56                            497,529.56
  Change in net unrealized appreciation
     (depreciation) on investment
          securities                    777,962.23        (14,256.00)         763,706.23                            763,706.23

Net gain (Loss)                       1,104,168.79        157,067.00        1,261,235.79                          1,261,235.79


Net increase (decrease) in net
  assets resulting from operations    1,171,750.15       $147,839.00       $1,319,589.15     $ (63,719.06)       $1,383,308.21








                      American Diversified Global Value and
                               Orbitex Growth Fund
                Notes to Pro Forma Combining Financial Statements
                                   (Unaudited)

     The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of April 30, 1999 and the unaudited Pro Forma Combining Statement of Operations for the twelve months ended April 30, 1999 are intended to present the financial condition and related results of operations of American Diversified Global Value Fund as if the reorganization with Orbitex Growth Fund, had been consummated at May 1, 1998. Had the pro forma adjustments not included the effect of the voluntary expense limitations, Pro Forma Combined Expense reductions would have been $63,719, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $58,353 and $1,319,589, respectively.


     The pro forma adjustments to these pro forma financial statements are comprised of:

          (a) Reflects the conversion of American Diversified Global Value Fund shares as of April 30, 1998.

          (b) Reflects adjustments to the acquiring fund contractual fee obligation.

          (c) Adjustment reflects expected savings when the two funds become one.

          (d)  Reflects   adjustment  to  the  level  of  the  acquiring  fund's
               voluntary expense reimbursement.



     The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of April 30, 1999 for Orbitex Growth Fund, and March 31, 1999 for Amercan Diversified Global Value Fund, which are incorporated by reference in the Statement of Additional Information to the Proxy Statement and Prospectus.

Capitalization

                               Reinvest price: $ 18.66

                          (Unaudited)        (Unaudited)       Pro Forma
                         OGF - Class A          ADGVF          Combined

Aggregate Net Assets       1,421,648          7,904,119        9,325,761

Shares Outstanding            76,173            495,669          499,759


                                                       5



                                        PART C

                               ________________________


OTHER INFORMATION

Item 15. Indemnification - Reference is made to Article VI of the Registrant's Amended Declaration of Trust previously filed in the Registration Statement on January 29, 1997 and to the subsection of the Prospectus/Proxy Statement entitled "Liability of Directors in Maryland and Trustees in Delaware" under the caption "Certain Comparative Information about Maryland funds and Delaware funds" in Part A of this Registration Statement.

     The Registrant will indemnify its Trustees and officers to the extent permitted by law. Indemnification may not be made if the Trustee or officer has incurred liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his office ("Disabling Conduct"). The means of determining whether indemnification shall be made are (1) final decision on the merits by a court or other body before whom the proceeding is brought that the Trustees or officer was not liable by reason of Disabling Conduct, or (2)in the absence of such a decision, a reasonable determination, based on a review of the facts, that the Trustee or officer was not liable by reason of Disabling Conduct. Such latter determination may be made either by (a) ote of a majority of Trustees who are neither interested persons (as defined in the Investment Company Act of 1940) nor parties to the proceeding or (b) ndependent legal counsel in a written opinion. The advancement of legal expenses may not occur unless the Trustee or officer agrees to repay the advance (if it is determined that he is not entitled to the indemnification) and one of three other conditions is satisfied: (1) e provides security for his agreement to repay; (2) the Registrant is insured against loss by reason of lawful advances; (3) the Trustees who are not interested persons and are not parties to the proceedings, or independent counsel in a written opinion, determine that there is a reason to believe that the Trustee or officer will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits - References are to Registrant's Post-Effective Amendment to its Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on July 12, 1999 (the "N-1A Registration Statement") (File No. 333-20635).

(1) Declaration of Trust of Orbitex Group of Funds (the "Trust"), dated December 13, 1996, previously filed in the Registrant's Registration Statement on January 29, 1997 (File No. 333-20635) is incorporated by reference into this Registration Statement.

(2) By-Laws of the Orbitex Group of Funds previously filed in the Registrant's Registration Statement on January 29, 1997 (File No. 333-20635) are incorporated by reference into this Registration Statement.

(3)  Not Applicable.

(4) Agreement and Plan of Reorganization, dated July 8, 1999, by and between the Orbitex Group of Funds and ADGVF (included as Annex A to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

(5)(a) Declaration of Trust of Orbitex Group of Funds (the "Trust"), dated December 13, 1996, previously filed in the Registrant's Registration Statement on January 29, 1997 (File No. 333-20635) is incorporated by reference into this Registration Statement.

(5)(b)  By-Laws  of  the  Orbitex  Group  of  Funds   previously  filed  in  the
     Registrant's   Registration   Statement  on  January 29,   1997  (File  No.
     333-20635) are incorporated by reference into this Registration Statement.

(6)(a) Investment Advisory Agreement, dated June 1, 1997, by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of OGF, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund and Orbitex Management, Inc. previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(6)(b) Investment Advisory Agreement by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Health & Biotechnology Fund and the Orbitex Cash Reserves Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(6)(c) Investment Advisory Agreement, by and between the Orbitex Group of Funds and Orbitex Management, Inc. on behalf of the Orbitex Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(7)(a) Distribution Agreement, dated June 1, 1997, between the Orbitex Group of Funds and Funds Distributor, Inc. on behalf of OGF, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(7)(b) Form of Distribution Sub-Agreement, previously filed in Pre-Effective Amendment No. 2 to the Registration Statement, dated September 26, 1997 (File No. 333-20635), is incorporated by reference into this Registration Statement.

(7)(c) Distribution Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex Cash Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(8)  Not Applicable.

(9)(a) Custodian Contract, dated May 14, 1997, by and between the Orbitex Group of Funds and State Street Bank and Trust Company on behalf of OGF, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(9)(b) Custodian Contract on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex Cash Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated reference into this Registration Statement.

(10)(a) Class A Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated June 1, 1997, and amended January 21, 1998, previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(10)(b) Class B Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, dated May 27, 1998, previously filed in Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998 (File No. 333-20635), is incorporated by reference into this Registration Statement.

(10)(c)  Shareholder   Services  Plan  and   Shareholder   Servicing   Agreement
     (Non-Rule 12-1   Plan)  approved  May 7,  1998  previously  filed  in  the
     Registrant's Post-Effective Amendment No. 4 to the Registration Statement, dated August 19, 1998 (File No. 333-20635), is incorporated by reference into this Registration Statement.

(11) Opinion and Consent of Rogers & Wells LLP, counsel to the Registrant, with respect to the legality of the Class A Shares of the Orbitex Growth Fund is filed herewith.

(12) Opinion and Consent of Rogers & Wells LLP with respect to tax matters is filed herewith.

(13)(a) Transfer Agency and Service Agreement, dated May 14, 1997, by and between the Orbitex Group of Funds and State Street Bank and Trust Company on behalf of OGF, the Orbitex Info-Tech & Communications Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13)(b) Transfer Agency and Service Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Cash Reserves Fund and the Orbitex Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13)(c) Administration Agreement, dated May 14, 1997, by and between the Orbitex Group of Fund and State Street Bank and Trust Company on behalf of OGF, the Orbitex Info-Tech & Communication Fund and the Orbitex Strategic Natural Resources Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13)(d) Administration Agreement on behalf of the Orbitex Health & Biotechnology Fund, the Orbitex Prime Reserves Fund and the Orbitex U.S. Focus 30 Fund previously filed in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(13)(e) Form of Individual Retirement Account Agreement previously filed in the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement, dated September 26, 1997 (File No. 333-20635), is incorporated by reference into the Registration Statement.

(14)(a) Consent of the Registrant's Independent Accountants, dated ___________ __, 1999, filed herewith.

(14)(b) Consent of ADGVF's Independent Accountants, dated ________ __, 1999, is filed herewith.

(15)(a) Financial Statements of the Registrant previously filed in the N-1A Registration Statement are incorporated by reference into this Registration Statement.

(15)(b) Financial Statements of ADGVF contained in its Post-Effective Amendment to its Registration Statement on Form N-1A, dated April 23, 1999 (File No. 333-20635), are incorporated by reference into the Registration Statement.

(16) Power of Attorney, dated March 28, 1999, contained in the N-1A Registration Statement is incorporated by reference into this Registration Statement.

(17) Registrant's Prospectus, dated July ___, 1999, is incorporated by reference to the Prospectus filed by Registrant on July ___, 1999, pursuant to Rule 497 (File No. 333-20635).

Item 17.   Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.






                                      SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 18th day of August, 1999.

                       ORBITEX GROUP OF FUNDS


                       By:____________________

                       James L. Nelson
                       Trustee and President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                Title                    Date


Otto J. Felber*          Trustee                  August 18, 1999



James L. Nelson          Trustee, President        August 18, 1999
                         And Chief Executive
                         Officer



Kimberly Ratz            Treasurer and            August 18, 1999
                         Principal Financial
                         and Accounting
                         Officer




Ronald Altbach*          Trustee                  August 18, 1999



Thomas Bachmann*         Trustee                  August 18, 1999



Richard E. Stierwalt     Trustee and              August 18, 1999
                         Assistant Secretary



Stephen H. Hamrick*      Trustee                  August 18, 1999


*By: /s/ James L. Nelson
James L. Nelson, Attorney-in-Fact







                                     EXHIBIT LIST


Exhibit 1 Opinion and Consent of Rogers & Wells LLP, counsel to the Registrant, with respect to the legality of the securities of the Orbitex Group of Funds).

Exhibit 2 Opinion and Consent of Rogers & Wells LLP with respect to tax matters.

Exhibit 3 Consent of PricewaterhouseCoopers LLP, independent accountants to the Registrant, dated _______, 1999.

Exhibit 4 Consent of Tait, Weller & Baker, independent accountants to ADGVF, dated _______, 1999.





1 The present fee is determined by administrative and overhead costs rather than by a fixed percentage of average daily net assets.

2 Orbitex Management has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, so that through April 30, 2000 the expense ratio with respect to Class A Shares of OGF does not exceed 2.00%. Thereafter, Orbitex Management may discontinue this waiver and reimbursement at any time without notice.

3 Prior to March 1, 1999, ADGVF's prior adviser voluntarily agreed to waive fees and reimbursement expenses so that the expense ratio would not exceed 1.88%.

4 This example is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in ADGVF's expense levels. This example is the same whether an ADGVF Stockholder sold his or her shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.